UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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CARE CAPITAL PROPERTIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2016
Annual Meeting of Stockholders
and Proxy Statement

May 10, 2016
191 North Wacker Drive
Conference Center (Suite 875)
Chicago, Illinois 60606

1

Letter to Stockholders

Care Capital Properties, Inc. 191 North Wacker Drive Suite 1200 Chicago, Illinois 60606 (855) 755-9988	March 31, 2016

Dear Fellow Stockholders:

Please join me and the entire Board of Directors at our 2016 Annual Meeting of Stockholders, which will be held on Tuesday, May 10, 2016, at 191 North Wacker Drive, Conference Center (Suite 875), in Chicago, Illinois. The business we will conduct at the meeting is described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

In August 2015, upon completion of our spin-off from Ventas, Inc., we began operating as an independent public company and our common stock commenced trading on the New York Stock Exchange under the symbol “CCP.” We have accomplished a tremendous amount since the spin-off and are pleased to share with you the vision and values that we, not only as fiduciaries, but as stockholders, use to guide our decisions.

At Care Capital Properties, Inc., our vision is to be a different kind of REIT — one that is Skilled, Focused, and Invested: Skilled in managing a large diversified portfolio of post-acute assets in the dynamic and rapidly changing healthcare environment; Focused on delivering stockholder value by allocating capital intelligently and maintaining a strong financial profile; and Invested in helping our operators to grow and win in our large, fragmented and consolidating market.

Everything we do is aimed at maximizing long-term value for our company and our stockholders. We believe that integrity, accountability, transparency, effective oversight, and sound risk management will lead to superior long-term performance, and we value your confidence and trust as much as the capital you have invested in us.

We welcome the opportunity to present you with the information contained in the attached Proxy Statement and hope that, after you review it, you will vote at the meeting (either in person or by proxy) in accordance with our Board’s recommendations. Your vote is important to us and our business.

If you are voting by proxy, please submit your proxy as soon as possible to ensure your vote is recorded at the meeting. You may vote by telephone, over the Internet or, if you have requested paper copies of our proxy materials by mail, by signing, dating and returning the proxy card in the envelope provided.

Our Board of Directors greatly appreciates your investment and support.

Sincerely,

Douglas Crocker II

Chairman of the Board of Directors

Douglas Crocker II

www.carecapitalproperties.com/investors

2

Notice of Annual Meeting of Stockholders

Date and Time	Place
Tuesday, May 10, 2016	191 North Wacker Drive,
9:00 a.m.,	Conference Center (Suite 875),
Local (Central) Time	Chicago, Illinois 60606

We are pleased to invite you to join our Board of Directors and senior management for the Care Capital Properties, Inc. (“CCP”) 2016 Annual Meeting of Stockholders. The meeting will be held at 9:00 a.m. local (Central) time on Tuesday, May 10, 2016, at 191 North Wacker Drive, Conference Center (Suite 875), Chicago, Illinois 60606. The purposes of the meeting are:

1	To elect the seven director-nominees named in the Proxy Statement to serve until the 2017 Annual Meeting of Stockholders;
2	To ratify the selection of KPMG LLP as our independent registered public accounting firm for the 2016 fiscal year; and
3	To transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

The Proxy Statement following this Notice describes these matters in detail. We have not received notice of any other proposals to be presented at the meeting.

Our Board of Directors established March 14, 2016 as the record date for the meeting. Accordingly, holders of record of shares of our common stock as of the close of business on that date are entitled to vote at the meeting and any adjournment or postponement thereof. We will make available to our stockholders, for ten days prior to the meeting, a list of stockholders entitled to vote. That list will be available for inspection for any purpose reasonably related to the meeting during normal business hours at our principal executive offices located at 191 North Wacker Drive, Suite 1200, Chicago, Illinois 60606, and it will also be available at the meeting.

Please vote your shares promptly by telephone, over the Internet or, if you have requested paper copies of our proxy materials by mail, by signing, dating and returning the proxy card in the envelope provided. Voting your shares prior to the meeting will not prevent you from changing your vote in person if you choose to attend the meeting.

By Order of the Board of Directors,

Kristen M. Benson

Executive Vice President, General Counsel and Corporate Secretary

March 31, 2016
Chicago, Illinois

Voting and
Meeting Information

You are entitled to vote at the 2016 Annual Meeting of Stockholders if you were a stockholder of record at the close of business on March 14, 2016, the record date for the meeting. On the record date, there were 83,944,027 shares of common stock issued and outstanding and entitled to vote at the meeting.

Information regarding the meeting date and location is set forth below.

When:

Tuesday, May 10, 2016,
9:00 a.m. local (Central) time

Where:

191 North Wacker Drive, Conference Center (Suite 875), Chicago, Illinois 60606

You may vote at the meeting through any of the following methods:

Vote by Telephone

Call (800) 690-6903, 24 hours a day, seven days a week through May 9, 2016

Vote on the Internet

Visit www.proxyvote.com, 24 hours a day, seven days a week through May 9, 2016

Vote by Mail

Request, complete and return a copy of the proxy card in the postage-paid envelope provided

Vote in Person

Request, complete and deposit a copy of the proxy card or complete a ballot at the meeting

Care Capital Properties 2016 Proxy Statement

3

Proxy Statement Summary

We prepared the following summary to highlight important information you will find in this Proxy Statement regarding the matters to be considered at the 2016 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting” or the “meeting”). As it is only a summary, please review our Annual Report on Form 10-K for the year ended December 31, 2015 (which we refer to as our “2015 Form 10-K”) and the other information contained in this Proxy Statement before you vote. This Proxy Statement and the materials accompanying it are first being sent to stockholders on or about March 31, 2016.

2016 Annual Meeting of Stockholders

Proposals Requiring Your Vote

Proposal 1	Election of Directors
The following table provides summary information about our seven director-nominees, each of whom currently serves on our Board of Directors (the “Board”). Ages shown are as of the date of the Annual Meeting. Directors are elected annually by a majority of votes cast in uncontested elections. Our Board recommends that you vote FOR each of the named director-nominees.

Name	Age	Director since	Primary Position	Current Committees**	Principal Skills
Douglas Crocker II* †	75	2015	Managing Partner of DC Partners, LLC	A; E; I	Real Estate Industry, Corporate Finance, Mergers and Acquisitions, Strategic Planning, Executive Compensation, Corporate Governance
John S. Gates, Jr.*	62	2015	Chairman and Chief Executive Officer of PortaeCo, LLC	A; N	Real Estate Industry, Corporate Finance, Strategic Planning, Operations, Property Management and Project Development, Government Relations
Ronald G. Geary*	68	2015	President of Ellis Park Race Course, Inc.	A; I	Healthcare Industry, Corporate Finance, Mergers and Acquisitions, Strategic Planning, Government Relations, Corporate Governance, Accounting, Law
Raymond J. Lewis	51	2015	Chief Executive Officer of CCP	E; I	Real Estate Industry, Corporate Finance, Mergers and Acquisitions, Portfolio Management, Capital Markets, Strategic Planning
Jeffrey A. Malehorn*	55	2015	President and Chief Executive Officer of World Business Chicago	C; E; I	Financial Services Industry, Portfolio and Operations Management, Enterprise Risk Management, Business Development, Government Relations, Process Improvement
Dale A. Reiss*	68	2015	Managing Director of Artemis Advisors, LLC and Chairman of Brock Real Estate, LLC	C; E; N	Real Estate Industry, Financial Services Industry, International, Strategic Planning, Corporate Finance, Technology, Corporate Governance, Accounting
John L. Workman*	64	2015	Former Chief Executive Officer of Omnicare, Inc.	C; N	Healthcare Industry, Corporate Finance, Strategic Planning, Operations, Capital Markets, Executive Compensation, Restructuring, Accounting

*	Independent Director
†	Chairman of the Board
**	Abbreviations: A = Audit and Compliance; C = Compensation; E = Executive; I = Investment; N = Nominating and Governance.
Bold colored print indicates committee chair.

www.carecapitalproperties.com/investors

4	Proxy Statement Summary

Proposal 2	Ratification of the Selection of KPMG LLP as Our Independent Registered Public Accounting Firm for Fiscal Year 2016
KPMG LLP (“KPMG”) audited our financial statements for the year ended December 31, 2015 and has been our independent registered public accounting firm since August 2015. Our Board recommends that you vote FOR the ratification of the selection of KPMG as our independent registered public accounting firm for fiscal year 2016.

Electronic Document Delivery to Stockholders

Instead of receiving future copies of our Notice of Annual Meeting and Proxy Statement and annual report by mail, stockholders of record and most beneficial owners may elect to receive an e-mail that will provide electronic links to these documents. Electronic document delivery saves us the cost of producing and mailing documents and will give you an electronic link to the proxy voting site. It is also more environmentally friendly.

We are making this Proxy Statement and the materials accompanying it available to our stockholders via the Internet, as permitted by Securities and Exchange Commission (“SEC”) rules. We will mail to stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials and how to vote by proxy online. Starting on or about March 31, 2016, we will also mail this Proxy Statement and the materials accompanying it to stockholders who have requested paper copies. If you would like to receive a printed copy of our proxy materials by mail, you should follow the instructions for requesting those materials included in the Notice of Internet Availability that we mail to you.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING
TO BE HELD ON MAY 10, 2016:
This Proxy Statement, our 2015 Form 10-K and our 2015 Annual Letter to
Shareholders are available at www.proxyvote.com.

Questions and Answers

More information about proxy voting, proxy materials and attending the Annual Meeting can be found under “Other Information–Questions and Answers” in this Proxy Statement.

Care Capital Properties 2016 Proxy Statement

5

www.carecapitalproperties.com/investors

6

Corporate Governance

In this section of the Proxy Statement, we ask for you to vote on the election of directors for the coming year, and we provide you with information to make your voting decision. This includes information regarding the nominees’ backgrounds, experience and relevant skills and why we believe each of our director-nominees should be elected to the Board. We also provide information regarding the process we follow to select nominees, the roles and responsibilities of our Board and its committees, and the policies and practices that govern the Board’s and its committees’ exercise of their responsibilities.

Proposal No. 1: Election of Directors

Seven directors currently serve on our Board. Each of the nominees currently serves as a director and was elected in connection with our spin-off from Ventas, Inc. (“Ventas”) in August 2015. Following the recommendation of our Nominating and Governance Committee (the “Nominating Committee”), our Board has nominated each individual presently serving as a director for election at the Annual Meeting.

Under our Amended and Restated Bylaws (“Bylaws”), in uncontested elections (which is the case for the Annual Meeting), a majority of votes cast is required for the election of each director. The number of votes cast “for” a director-nominee must exceed the number of votes cast “against” that nominee. Abstentions and broker non-votes are not counted as votes “for” or “against” a director-nominee and, therefore, will have no effect.

Criteria for Board Membership

Our Guidelines on Governance set forth the process by which the Nominating Committee identifies and evaluates nominees for Board membership. In accordance with this process, the Nominating Committee annually considers and recommends to the Board a slate of directors for election at the next annual meeting of stockholders. In selecting this slate, the Nominating Committee considers the following: incumbent directors who have indicated a willingness to continue to serve on our Board; candidates, if any, identified by our stockholders; and other potential candidates identified by the Nominating Committee. Additionally, if at any time during the year a seat on the Board becomes vacant or a new seat is created, the Nominating Committee considers and recommends to the Board a candidate for appointment to fill the vacant or newly created seat.

The Nominating Committee considers different perspectives, skill sets, education, ages, genders, ethnic origins and business experience in its annual nomination process, although it has not established a formal policy regarding diversity in identifying potential director candidates. In general, the Nominating Committee seeks to include on our Board a complementary mix of individuals with diverse backgrounds, knowledge and viewpoints reflecting the broad set of challenges that the Board confronts without representing any particular interest group or constituency. The Nominating Committee regularly reviews the size and composition of the Board in light of our changing requirements and seeks nominees who, taken together as a group, possess the skills and expertise appropriate for an effective Board. In evaluating potential director candidates, the Nominating Committee considers, among other factors, the experience, qualifications and attributes listed below and any additional characteristics that it believes one or more directors should possess, based on an assessment of the needs of our Board at that time. Our Guidelines on Governance provide that, in general, nominees for membership on the Board should:

have demonstrated management or technical ability at high levels in successful organizations;

be currently employed in positions of significant responsibility and decision making;

have experience relevant to our operations, such as real estate, real estate investment trusts (“REITs”), healthcare, finance or general management;

be well-respected in their business and home communities;

have time to devote to Board duties; and

be independent from us and not related to our other directors or employees.

Care Capital Properties 2016 Proxy Statement

Corporate Governance	7

In addition, our directors are expected to be active participants in governing our enterprise, and our Nominating Committee looks for certain characteristics common to all Board members, including integrity, independence, leadership ability and a proven record of accomplishment, personal commitment of time and effort, expertise in business, professional, academic, political or community affairs, candor, and the ability and willingness to evaluate, challenge and stimulate and to engage in constructive dialogue.

No single factor or group of factors is necessarily dispositive of whether a candidate will be recommended by our Nominating Committee. The Nominating Committee considers and applies these same standards in evaluating individuals recommended for nomination to our Board by our stockholders in accordance with the procedures described in this Proxy Statement under “Other Information—Requirements for Submission of Stockholder Proposals, Director Nominations and Other Business.” Our Board’s satisfaction of these criteria is implemented and assessed through ongoing consideration of directors and nominees by the Nominating Committee and the Board, as well as the Board’s annual self-evaluation process. Based upon these activities, our Nominating Committee and our Board believe that the director-nominees named in this Proxy Statement satisfy these criteria.

In the future, we may retain search firms and other third parties to assist us in identifying potential candidates based on specific criteria that we provided to them, including the qualifications described above.

Director Resignation Policy

In accordance with our Guidelines on Governance, our Board will nominate an incumbent director for reelection only if the director agrees that, in the event the director fails to receive the required majority vote for reelection, he or she will tender, promptly following certification of the election results, an irrevocable resignation that will be effective upon acceptance by the Board. If an incumbent director fails to receive the required majority vote for reelection, our Nominating Committee will act on an expedited basis to determine whether to recommend acceptance or rejection of the director’s resignation and submit its recommendation for prompt consideration by the Board. Our Board will act on the Nominating Committee’s recommendation and publicly disclose its decision regarding the tendered resignation by filing a Current Report on Form 8-K with the SEC no later than 90 days following certification of the election results.

Any director who tenders his or her resignation pursuant to our Guidelines on Governance may not participate in any Nominating Committee or Board decision regarding that resignation. If less than a majority of the Nominating Committee members receive the required vote in favor of their reelection in the same election, then the independent directors who received the required vote will be constituted by our Board as a committee to consider the tendered resignation(s) and make a recommendation to the Board. However, if three or fewer independent directors receive the required vote in the same election, all directors not required by our Guidelines on Governance to tender a resignation may participate in considering and recommending to the Board whether to accept or reject the resignation(s). Our Guidelines on Governance do not specify age or term limits for incumbent directors.

Director-Nominees

Below is certain biographical and other information concerning the persons nominated for election as directors, which is based upon statements made or confirmed to us by or on behalf of these nominees, except to the extent certain information appears in our records. Ages shown for all nominees are as of the date of the Annual Meeting. Following each nominee’s biographical information, we have provided information concerning the particular experience, qualifications, attributes and skills that led our Nominating Committee and our Board to determine that such nominee should serve as a director. In addition, a substantial majority of the nominees serve or have served on boards and board committees (including, in many cases, as board or committee chairs) of other public companies, which we believe provides them with essential leadership experience, exposure to corporate governance best practices and substantial knowledge and skills that enhance the functioning of our Board.

We do not have a staggered board of directors. Each director elected at the Annual Meeting will hold office until the next succeeding annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal. Each nominee listed below has consented to be named in this Proxy Statement and has agreed to serve as a director if elected, and we expect each nominee to be able to serve if elected. If any nominee is unable or unwilling to accept his or her election or is unavailable to serve for any reason, the persons named as proxies will have authority, according to their judgment, to vote or refrain from voting for such alternate nominee as may be designated by the Board.

www.carecapitalproperties.com/investors

8	Corporate Governance

Douglas Crocker II Age: 75 Director since 2015 Chairman since 2015 Audit, Executive (Chair) and Investment (Chair) Committees	John S. Gates, Jr. Age: 62 Director since 2015 Audit and Nominating (Chair) Committees

Business Experience:

Mr. Crocker currently serves as Managing Partner of DC Partners LLC, a firm that invests in and develops apartment properties, where he previously served as principal from 2003 to 2006. From 2006 to 2014, Mr. Crocker was the Chairman of Pearlmark Multifamily Partners, L.L.C., a commercial real estate firm. From 1993 to 2003, he was the President, Chief Executive Officer and a trustee of Equity Residential (NYSE: EQR), a prominent multifamily REIT, most recently serving as Vice Chairman of the Board. During his more than 40 years of real estate experience, Mr. Crocker has previously served as: Executive Vice President of Equity Financial and Management Company, a subsidiary of Equity Group Investments, Inc. (“EGI”), which provides strategic direction and services for EGI’s real estate and corporate activities; President, Chief Executive Officer and a director of First Capital Corporation, a sponsor of public limited real estate partnerships; Managing Director of Prudential Securities Inc., a financial services brokerage firm; Chief Executive Officer of McKinley Finance Group, a privately held company involved with real estate, banking and corporate finance; President of American Invesco, the nation’s largest condominium conversion company; and Vice President of Arlen Realty and Development Company, a diversified real estate and retail company. Mr. Crocker is a former member of the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) and currently serves on the Advisory Board of the DePaul University Real Estate School and is a member of the Board of Trustees of Milton Academy and the National Multi Housing Counsel.

Current Public Company Directorships (excluding CCP):

Acadia Realty Trust (NYSE: AKR) (2003-present)
Ventas, Inc. (NYSE: VTR) (1998-present)

Other Public Company Directorships during Past Five Years:

Associated Estates Realty Corporation (formerly NYSE, NASDAQ: AEC)
(2014-2015)

CYS Investments, Inc. (NYSE: CYS) (2007-2015)

Post Properties, Inc. (NYSE: PPS) (2004-2012)

Skills and Qualifications:

Mr. Crocker is a successful, well-respected and recognized leader in the real estate industry, with extensive executive experience and strong skills in corporate finance, mergers and acquisitions, strategic planning, public company executive compensation, and corporate governance.

Business Experience:

Mr. Gates has been Chairman and Chief Executive Officer of PortaeCo, LLC, a private investment company, since 2006. Mr. Gates co-founded CenterPoint Properties Trust (formerly NYSE: CNT) (“CenterPoint”), the United States’ first publicly traded industrial REIT, in 1984 and served as its Co-Chairman and Chief Executive Officer for the next 22 years. From 2010 to 2014, Mr. Gates was Chairman of the Board of the Regional Transportation Authority (RTA), which oversees all rail bus, subway, elevated and other forms of public transit in the Chicago metropolitan region. Prior to that, he served as Chairman of the Board and Chairman of the Finance Committee of the Metropolitan Pier and Exposition Authority, which owns and operates Chicago’s McCormick Place and Navy Pier. Mr. Gates began his career as an Assistant to former Illinois Governor James R. Thompson. In 1979, he joined CB/Richard Ellis, and in 1981, he co-founded the Chicago office of Jones Lang Wootton (now Jones Lang LaSalle (NYSE: JLL), a global commercial property investment firm. Mr. Gates was named “Outstanding REIT CEO” by Realty Stock Review in its annual survey of institutional investors for the six consecutive years prior to the sale of CenterPoint in 2006. He is a former member of the executive committee of NAREIT and currently serves on the Boards of Directors of Miami Corporation, Lurie Children’s Hospital, Trinity College, Metropolitan Planning Council and the University of Chicago Harris School of Public Policy. He is an active member of the Commercial Club of Chicago, World President’s Organization and the Urban Land Institute.

Current Public Company Directorships (excluding CCP):

Davis Funds (NYSE: NYVTX) (2007-present)

DCT Industrial Trust (NYSE: DCT) (2006-present)

Other Public Company Directorships during Past Five Years:

None

Skills and Qualifications:

Mr. Gates is a highly regarded and recognized leader in the real estate industry, with extensive experience in public REITs and strong skills in corporate finance, operations, property management and project development, government relations, strategic planning, and other public company matters.

Care Capital Properties 2016 Proxy Statement

Corporate Governance	9

Ronald G. Geary Age: 68 Director since 2015 Audit (Chair) and Investment Committees	Raymond J. Lewis Age: 51 Director since 2015 Executive and Investment Committees

Business Experience:

Mr. Geary has been President of Ellis Park Race Course, Inc., a thoroughbred racetrack in Henderson, Kentucky since 2006. He previously served as President of Res-Care, Inc. (formerly NASDAQ: RSCR) (“ResCare”), a provider of residential training and support services for persons with developmental disabilities and certain vocational training services, from 1990 to 2006 and as its Chief Executive Officer from 1993 to 2006. Before he was named Chief Executive Officer, Mr. Geary was Chief Operating Officer of ResCare from 1990 to 1993.

Current Public Company Directorships (excluding CCP):

None

Other Public Company Directorships during Past Five Years:

Ventas, Inc. (NYSE: VTR) (1998-2015)

Skills and Qualifications:

Mr. Geary is an attorney and certified public accountant, with extensive executive experience in the healthcare industry and strong skills in corporate finance, mergers and acquisitions, strategic planning, government relations, and corporate governance.

Business Experience:

Mr. Lewis has been our Chief Executive Officer since our spin-off from Ventas, Inc. (NYSE: VTR) (“Ventas”) in 2015. Previously, he served as President of Ventas from 2010 to 2015, as Executive Vice President and Chief Investment Officer of Ventas from 2006 to 2010, and as Senior Vice President and Chief Investment Officer of Ventas from 2002 to 2006. Prior to joining Ventas, he was Managing Director of Business Development for GE Capital Healthcare Financial Services, a division of General Electric Corporation subsidiary, General Electric Capital Corporation (“GECC”), where he led a team focused on mergers and portfolio acquisitions of healthcare assets. Before that, Mr. Lewis was Executive Vice President of Healthcare Finance for Heller Financial, Inc., which was acquired by GECC in 2001, where he had primary responsibility for healthcare lending. He is Chairman Emeritus of the National Investment Center for the Seniors Housing & Care Industry.

Current Public Company Directorships (excluding CCP):

None

Other Public Company Directorships during Past Five Years:

None

Skills and Qualifications:

Mr. Lewis has substantial executive experience, leadership ability and a proven record of accomplishment, with strong skills in real estate finance, mergers and acquisitions, portfolio management, capital markets, strategic planning and other public company matters.

www.carecapitalproperties.com/investors

10	Corporate Governance

Jeffrey A. Malehorn Age: 55 Director since 2015 Compensation, Executive and Investment Committees	Dale A. Reiss Age: 68 Director since 2015 Compensation (Chair), Executive and Nominating Committees

Business Experience:

Mr. Malehorn has been President and Chief Executive Officer of World Business Chicago, a public-private partnership between the City of Chicago and the business community focused on economic development, since 2013. Previously, Mr. Malehorn had a 28-year career at General Electric Corporation, where he served as President and CEO of GE Capital, Commercial Distribution Finance, from 2009 to 2012 and as President and CEO of GE Capital Healthcare Financial Services from 2004 to 2008. He also served as President and CEO of GE Commercial Finance’s Global Financial Restructuring Business from 2002 to 2004. Additionally, Mr. Malehorn served as Corporate Citizenship Leader for GE Chicago and as the Co-Leader for GE Capital America’s Commercial Council. He was named a GE Company Officer in 2001. From 1991 through 2001, he was a Leader at GE Capital Real Estate, where he founded and led the Senior Living & Hospitality Financing business unit from 1993 to 1995, led the debt and equity origination business nationally from 1997 to 1998, and was the European Platform Leader from 1999 to early 2002. Mr. Malehorn is the outgoing Chairman of the Board of the Metropolitan Chicago American Heart Association, serves as a Board member of Junior Achievement and the Greater Chicago Food Depository and was a founding Midwest Board member for BuildOn.

Current Public Company Directorships (excluding CCP):

None

Other Public Company Directorships during Past Five Years:

None

Skills and Qualifications:

Mr. Malehorn is an experienced global leader in the financial services industry and has substantial executive experience and strong skills in portfolio and operations management, enterprise risk management, business development, government relations, and process improvement.

Business Experience:

Ms. Reiss has been Managing Director of Artemis Advisors, LLC, a real estate restructuring and consulting firm, since 2008 and Chairman of Brock Real Estate, LLC, a boutique investment bank, since 2010. Previously, Ms. Reiss worked at Ernst & Young LLP, serving as Senior Advisor to the Global Real Estate Center from 2008 to 2011, following her role as Senior Partner, Global and Americas Director of the real estate, hospitality and construction practices, from 1999 to 2008. Ms. Reiss currently serves on the Police Pension Board of Sanibel, Florida and the Boards of Directors of Educational Housing Services, Inc. and the Guttmacher Institute, and she was previously a director of the Urban Land Institute and the Pension Real Estate Association.

Current Public Company Directorships (excluding CCP):

CYS Investments, Inc. (NYSE: CYS) (2015-present)
iStar Inc. (NYSE: STAR) (2008-present)
Tutor Perini Corporation (NYSE: TPC) (2014-present)

Other Public Company Directorships during Past Five Years:

Post Properties, Inc. (NYSE: PPS) (2008-2013)

Skills and Qualifications:

Ms. Reiss is a certified public accountant with extensive knowledge of global strategic, financial and technological management and investment and governance issues, and she has comprehensive experience with public and private companies in many industries, including real estate, construction, banking and financial services.

Care Capital Properties 2016 Proxy Statement

Corporate Governance	11

John L. Workman Age: 64 Director since 2015 Compensation and Nominating Committees

The Care Capital Properties Board

Board Independence

Tenure

Skills and Experience

Our director-nominees bring relevant
skills and experience in areas including:

   Accounting

   Business Development

   Capital Markets

   Corporate Governance

   Executive Compensation

   Healthcare Industry

   Real Estate Industry

   Strategic Planning

Business Experience:

Mr. Workman served as Chief Executive Officer of Omnicare, Inc. (formerly NYSE: OCR) (“Omnicare”), a provider of comprehensive pharmaceutical solutions, from 2012 to 2014. Prior to that, he was President and Chief Financial Officer of Omnicare from 2011 to 2012 and Chief Financial Officer of Omnicare from 2009 to 2011. From 2004 to 2009, Mr. Workman served as Executive Vice President and Chief Financial Officer of HealthSouth Corporation (NYSE: HLS) (“HealthSouth”). Prior to joining HealthSouth, he served as Chief Executive Officer, as Chief Operating Officer and as Chief Financial Officer of U.S. Can Corporation, a manufacturer of steel and plastic containers, during his six-year tenure there. Before that, he spent more than 14 years with Montgomery Ward & Company, Inc., serving in various capacities, including Chief Financial Officer and Chief Restructuring Officer. Mr. Workman began his career with KPMG LLP, where he was a partner.

Current Public Company Directorships (excluding CCP):

ConMed Corporation (NASDAQ: CNMD) (2015-present)
Federal Signal Corporation (NYSE: FSS) (2014-present)
Universal Hospital Services (2014-present)

Other Public Company Directorships during Past Five Years:

APAC Customer Service (NASDAQ: APAC) (2008-2011)
Omnicare, Inc. (formerly NYSE: OCR) (2012-2014)

Skills and Qualifications:

Mr. Workman is a certified public accountant with substantial executive experience in the healthcare industry, proven leadership ability and strong skills in capital markets, strategic planning, operations, restructuring and other public company matters, including executive compensation.

Our Board recommends that you vote FOR each of the named director-nominees.

www.carecapitalproperties.com/investors

12	Corporate Governance

Director Independence

Our Guidelines on Governance require that at least a majority of the members of our Board meet the criteria for independence under the rules and regulations of the NYSE and all applicable securities laws and regulations. For a director to be considered independent under the NYSE’s listing standards, the director must satisfy certain bright-line tests, and the Board must affirmatively determine that the director has no direct or indirect material relationship with us. Not less than annually, our Nominating Committee and Board evaluate the independence of each non-management director on a case-by-case basis by considering any matters that could affect his or her ability to exercise independent judgment in carrying out the responsibilities of a director, including all transactions and relationships between that director, members of his or her family and organizations with which that director or family members have an affiliation, on the one hand, and us, our subsidiaries and our management, on the other hand. Any such matters are evaluated from the standpoint of both the director and the persons or organizations with which the director has an affiliation. Each director abstains from participating in the determination of his or her independence.

Based on its most recent review, the Board has affirmatively determined that each of the following directors has no direct or indirect material relationship with us and qualifies as independent under the NYSE’s listing standards: Douglas Crocker II, John S. Gates, Jr., Ronald G. Geary, Jeffrey A. Malehorn, Dale A. Reiss, and John L. Workman. Mr. Lewis is not considered independent under the NYSE listing standards due to his employment as our Chief Executive Officer.

The Board’s Role and Responsibilities

Our Board provides guidance and oversight with respect to our financial and operating performance, strategic plans, key corporate policies and decisions, and enterprise risk management. Among other matters, our Board considers and approves significant acquisitions, dispositions and other transactions and advises and counsels senior management on key financial and business objectives. Members of the Board monitor our progress with respect to these matters on a regular basis, including through presentations made at Board and committee meetings by our executive management team.

Risk Oversight

Management has primary responsibility for identifying and managing our exposure to risk, subject to active oversight by our Board of the processes we establish to assess, monitor and mitigate that exposure. The Board, directly and through its committees, routinely discusses with management our significant enterprise risks and reviews the guidelines, policies and procedures we have in place to address those risks, such as our approval process for acquisitions, dispositions and other investments. At Board and committee meetings, directors engage in comprehensive analyses and dialogue regarding specific areas of risk following receipt of written materials and in-depth presentations from management and third-party experts. This process enables our Board to focus on the strategic, financial, operational, legal, regulatory and other risks that are most significant to us and our business in terms of likelihood and potential impact and ensures that our enterprise risks are well understood, mitigated to the extent reasonable and consistent with the Board’s view of our risk profile and risk tolerance.

In addition to the overall risk oversight function administered directly by our Board, each of our Audit and Compliance (“Audit”), Compensation, Nominating and Investment Committees exercises its own oversight related to the risks associated with the particular responsibilities of that committee:

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The chairs of these committees report on such matters to the full Board at each regularly scheduled Board meeting and other times as appropriate. Our Board believes that this division of responsibilities is the most effective approach for identifying and addressing risk, and through Mr. Crocker’s role as our non-executive Chairman, our Board leadership structure appropriately supports the Board’s role in risk oversight, as well as management accountability for mitigating the significant enterprise risks identified in our day-to-day operations.

Compensation Risk Assessment

As part of its risk oversight role, our Compensation Committee annually considers whether our compensation policies and practices for all employees, including our executive officers, create risks that are reasonably likely to have a material adverse effect on our company. In conducting its risk assessment in 2016, the Compensation Committee reviewed a report prepared by management regarding our existing compensation plans and programs, including our severance and change-in-control arrangements, in the context of our business risk environment. In its review, the Compensation Committee noted several design features of our compensation programs that reduce the likelihood of excessive risk-taking, including, but not limited to, the following:

a balanced mix of cash and equity compensation with a strong emphasis on performance-based incentive awards;
multiple performance measures selected in the context of our business strategy and often in tension with each other;
regular review of comparative compensation data to maintain competitive compensation levels in light of our industry, size and performance;
incentive award opportunities that do not provide minimum guaranteed payouts, are based on a range of performance outcomes and plotted along a continuum and have capped payouts, subject in all cases to the Compensation Committee’s overall assessment of performance;
restricted stock awards granted for prior-year performance with multi-year vesting schedules to enhance retention;
beginning in 2016, a portion of equity compensation granted in the form of performance restricted stock units with a three-year performance period that incentivizes the creation and preservation of long-term stockholder value;
minimum stock ownership guidelines that align executive officers with long-term stockholder interests; and
prohibitions on engaging in derivative and other hedging transactions in our securities and restrictions on holding our securities in margin accounts or otherwise pledging our securities to secure loans.

Based on its evaluation, the Compensation Committee has determined, in its reasonable business judgment, that our compensation practices and policies for all employees do not create risks that are reasonably likely to have a material adverse effect on our company and instead promote behaviors that support long-term sustainability and creation of stockholder value.

Governance Policies

Our Guidelines on Governance reflect the fundamental corporate governance principles by which our Board and its committees operate. These guidelines set forth general practices the Board and its committees follow with respect to structure, function, organization, composition and conduct. These guidelines are reviewed at least annually by the Nominating Committee and may be updated periodically in response to changing regulatory requirements, evolving corporate governance practices, input from our stockholders and otherwise as circumstances warrant.

Our Global Code of Ethics and Business Conduct sets forth the legal and ethical standards for conducting our business to which our directors, officers and employees, including our Chief Executive Officer, our Chief Financial Officer and our Vice President, Accounting, and the directors, officers and employees of our subsidiaries must adhere. Our Global Code of Ethics and Business Conduct covers all significant areas of professional conduct, including employment practices, conflicts of interest, unfair or unethical use of corporate opportunities, protection of confidential information and other company assets, compliance with applicable laws and regulations, political activities and other public policy matters, and proper and timely reporting of financial results. See also “Public Policy Matters.”

Our Guidelines on Governance and our Global Code of Ethics and Business Conduct are available in the Corporate Governance section of our website at www.carecapitalproperties.com/investors/corporate-governance. We also provide copies of our Guidelines on Governance and our Global Code of Ethics and Business Conduct, without charge, upon

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request to our Corporate Secretary at Care Capital Properties, Inc., 191 North Wacker Drive, Suite 1200, Chicago, Illinois 60606. Waivers from, and amendments to, our Global Code of Ethics and Business Conduct that apply to our Chief Executive Officer, Chief Financial Officer or persons performing similar functions will be timely posted on our website at www.carecapitalproperties.com. The information on our website is not a part of this Proxy Statement.

Transactions with Related Persons

Our written Policy on Transactions with Related Persons requires that any transaction involving us in which any of our directors, officers or employees (or their immediate family members) has a direct or indirect material interest be approved or ratified by the Audit Committee or the disinterested members of our Board. Our Global Code of Ethics and Business Conduct requires our directors, officers and employees to disclose in writing to our General Counsel any existing or proposed transaction in which he or she has a personal interest, or in which there is or might appear to be a conflict of interest by reason of his or her connection to another business organization. Our General Counsel reviews these matters with the Chairman of the Board to determine whether the transaction raises a conflict of interest that warrants review and approval by the Audit Committee or the disinterested members of the Board. In determining whether to approve or ratify a transaction, the Audit Committee or disinterested members of the Board consider all relevant facts and circumstances available to them and other factors they deem appropriate.

Since our spin-off from Ventas, we have not engaged in any transactions with related persons.

Public Policy Matters

We are committed to ethical business conduct and expect our directors, officers and employees to act with integrity and to conduct themselves and our business in a way that protects our reputation for fairness and honesty. Consistent with these principles, our Global Code of Ethics and Business Conduct and our Global Anti-Corruption Policy, we have established the policies and practices described below with respect to political contributions and other public policy matters.

Political Contributions and Expenditures. We do not use corporate funds or resources for direct contributions to political candidates, parties or campaigns. Corporate resources include non-financial donations, such as the use of our property in a political campaign or our employees’ use of work time and telephones to solicit for a political cause or candidate.

Public Policy Advocacy. We do not have a political action committee. However, we may advocate a position, express a view or take other appropriate action with respect to legislative or political matters affecting our company or our interests. We may also ask our employees to make personal contact with governmental officials or to write letters to present our position on specific issues. Any such advocacy is done in compliance with applicable laws and regulations.

Individual Political Activity. We believe that our directors, officers and employees have rights and responsibilities to participate in political activities as citizens, including voting in elections, keeping informed on political matters, serving on civic bodies, contributing financially to political action committees, and contributing financially to, and participating in the campaigns of, the political candidates of their choice. Accordingly, our directors, officers and employees are not constrained from engaging in political activities, making political contributions, expressing political views or taking action on any political or legislative matter, so long as they are acting in their individual capacity, on their own time and at their own expense. Directors, officers and employees acting in their individual capacity must not give the impression that they are speaking on our behalf or representing our company in such activities.

Relationships with Government Officials. Our directors, officers and employees may not maintain any relationship or take any action with respect to public officials that could impugn our integrity or reputation. In particular, our directors, officers and employees may not offer, promise or give anything of value, including payments, entertainment and gifts, to any government official, employee, agent or other intermediary of the United States government or any domestic or foreign government.

How to Communicate with Directors

Stockholders and other parties interested in communicating directly with our Board or any director on Board-related issues may do so by writing to Board of Directors, c/o Corporate Secretary, Care Capital Properties, Inc., 191 North Wacker Drive, Suite 1200, Chicago, Illinois 60606, or by submitting an e-mail to bod@carecapitalproperties.com. Additionally, stockholders and other parties interested in communicating directly with the Chairman of the Board or with the independent directors as a group may do so by writing to Chairman, Care Capital Properties, Inc., 191 North Wacker Drive, Suite 1200, Chicago, Illinois 60606, or by sending an e-mail to independentbod@carecapitalproperties.com. Communications addressed to our Board or individual members of the Board are screened by our Corporate Secretary for appropriateness before distributing to the Board, or to any individual director or directors, as applicable.

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Board Structure and Processes

Leadership

Our Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide effective oversight of management and a fully engaged, high-functioning Board. The Board understands that no single approach to Board leadership is universally accepted and that the appropriate leadership structure may vary based on a company’s size, industry, operations, history and culture. Consistent with this understanding, our Board, led by our Nominating Committee, annually assesses its leadership structure in light of our operating and governance environment at the time to achieve the optimal model for us and for our stockholders. Following its most recent review, the Board has determined that our existing leadership structure–under which an independent, non-executive Chairman leads our Board of Directors–is effective, provides the appropriate balance of authority between those persons charged with overseeing our company and those who manage it on a day-to-day basis and achieves the optimal governance model for us and for our stockholders at the current time.

Under our Bylaws and Guidelines on Governance, our Board has discretion to determine whether to separate or combine the roles of Chief Executive Officer and Chairman of the Board as part of its leadership structure evaluation. Mr. Crocker, a well-respected and recognized leader in the real estate industry, has served as our independent, non-executive Chairman since our spin-off from Ventas in 2015, and our Board continues to believe that the separation of the roles of Chairman and Chief Executive Officer is most advantageous to us and our stockholders under current circumstances. Mr. Crocker possesses extensive knowledge of the issues, opportunities and risks facing us, our business and our industry and has demonstrated the vision and leadership necessary to focus the Board’s time and attention on the most critical matters and to facilitate constructive dialogue among Board members on strategic issues. These leadership attributes are uniquely important to our company given the value to our business of opportunistic capital markets execution and our culture of proactive engagement and risk management. Moreover, the separated roles enable Mr. Lewis to exhibit decisive leadership, clear accountability and consistent communication of our message and strategy to all of our stakeholders, while mitigating governance risks and countervailing any unwarranted concentration of power into the Chief Executive Officer.

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2015, Ms. Reiss and Messrs. Malehorn and Workman served on our Compensation Committee. No member of the Compensation Committee is, or has been, employed by us or our subsidiaries. None of our executive officers serves on the board of directors of any entity that has one or more of its executive officers serving as a member of our Board or our Compensation Committee.

Independent Compensation Consultant

Under its charter, our Compensation Committee has authority to retain, and approve the terms of engagement and fees paid to, compensation consultants, outside counsel and other advisors that the Compensation Committee deems appropriate, in its sole discretion, to assist it in discharging its duties. Any compensation consultant engaged by our Compensation Committee reports to the Compensation Committee and receives no fees from us that are unrelated to its role as advisor to our Board and its committees. Our Compensation Committee meets regularly with the compensation consultant without management present. Although a compensation consultant may periodically interact with company employees to gather and review information related to our executive compensation program, this work is done at the direction and subject to the oversight of the Compensation Committee. Under the Compensation Committee charter, any compensation consultant retained by our Compensation Committee must be independent, as determined annually by the Compensation Committee in its reasonable business judgment, considering the specific independence factors set forth in Rule 10C-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all other relevant facts and circumstances.

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Willis Towers Watson has served as our Compensation Committee’s independent compensation consultant since 2015. In August 2015, our Compensation Committee retained Willis Towers Watson to advise it on matters related to our executive compensation levels and program design subsequent to our spin-off from Ventas. Our Compensation Committee reviews the scope of work provided by Willis Towers Watson on an annual basis and, in connection with Willis Towers Watson’s engagement in 2015, determined that Willis Towers Watson met the independence criteria under our Compensation Committee charter. Willis Towers Watson and its affiliates did not perform any consulting services for us unrelated to executive and director compensation during the year ended December 31, 2015, and Willis Towers Watson’s work for the Board and its committees has raised no conflict of interest.

Committees

Our Board has five standing committees that perform certain delegated functions for the Board: the Audit Committee; the Compensation Committee; the Executive Committee; the Investment Committee; and the Nominating Committee. Each of the Audit, Compensation and Nominating Committees operates under a written charter that is available in the Corporate Governance section of our website at www.carecapitalproperties.com/investors/corporate-governance. We also provide copies of the Audit, Compensation and Nominating Committee charters, without charge, upon request to our Corporate Secretary at Care Capital Properties, Inc., 191 North Wacker Drive, Suite 1200, Chicago, Illinois 60606. Information on our website is not a part of this Proxy Statement.

Audit Committee

Our Audit Committee assists our Board in fulfilling its responsibilities relating to our accounting and financial reporting practices, including oversight of the quality and integrity of our financial statements; our compliance with legal and regulatory requirements; the qualifications, independence and performance of our independent registered public accounting firm and the performance of our internal audit function.

The Audit Committee maintains free and open communication with the Board, our independent registered public accounting firm, our internal auditor and our financial and accounting management. Our Audit Committee meets separately in executive session, outside the presence of management, with each of our independent registered public accounting firm and our internal auditor at each regularly scheduled meeting and at other times as necessary or desirable.

Our Board has determined that each member of the Audit Committee is independent and satisfies the independence standards of the Sarbanes-Oxley Act of 2002 and related rules and regulations of the SEC and the NYSE listing standards, including the additional independence requirements for audit committee members. The Board has also determined that each member of the Audit Committee is financially literate and qualifies as an “audit committee financial expert” for purposes of the SEC’s rules.

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Compensation Committee

Our Compensation Committee has primary responsibility for the design, review, approval and administration of all aspects of our executive compensation program. The Compensation Committee reviews the performance of, and makes all compensation decisions for, each of our executive officers other than our Chief Executive Officer. With respect to our Chief Executive Officer, the Compensation Committee reviews his performance and makes compensation recommendations to the independent members of our Board. Our Compensation Committee also reviews and makes recommendations to the Board regarding non-employee director compensation.

The Compensation Committee meets throughout the year to review our compensation philosophy and its continued alignment with our business strategy and to consider and approve our executive compensation program for the subsequent year. With the assistance of a nationally recognized, independent compensation consultant, the Compensation Committee discusses changes, if any, to the program structure, assesses the appropriate peer companies for benchmarking purposes, sets base salaries and incentive award opportunities, establishes the applicable performance measures and related goals under our incentive plans, evaluates performance in relation to the established measures and goals and determines annual cash and long-term equity incentive awards for our executive officers.

Our executive officers provide support to our Compensation Committee by coordinating meeting logistics, preparing and disseminating relevant financial and other information regarding us and the companies in our compensation peer group as a supplement to the comparative market data prepared by our independent compensation consultant and making recommendations with respect to performance measures and related goals. Our Chief Executive Officer attends meetings at the Compensation Committee’s request and recommends to the Compensation Committee compensation changes affecting our other executive officers. However, our Chief Executive Officer plays no role in setting his own compensation. Our General Counsel and Corporate Secretary also attends meetings at the Compensation Committee’s request to act as secretary and record the minutes of the meetings, provide updates on legal developments and make presentations regarding certain organizational matters. Our Compensation Committee meets separately in executive session, without management present, at each regularly scheduled meeting and at other times as necessary or desirable.

The Compensation Committee meets during the first quarter of each year to review the achievement of pre-established performance goals for the prior year, to determine the appropriate annual cash and long-term equity incentive awards for executive officers based on that prior-year performance, to certify the payout level under any performance awards granted to executive officers, and, as appropriate, to approve grants of equity awards to our executive officers. Our executive officers provide support to our Compensation Committee in this process, and the Chief Executive Officer makes incentive award recommendations with respect to the other executive officers.

Our Board has determined that each member of the Compensation Committee is independent and satisfies the independence standards of the Exchange Act and the related NYSE listing standards, including the additional independence requirements for compensation committee members. The Board has also determined that each member of the Compensation Committee meets the additional requirements for “outside directors” set forth in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and “non-employee directors” set forth in Rule 16b-3 under the Exchange Act.

Executive Committee

Our Board has delegated to our Executive Committee the power to direct the management of our business and affairs in emergency situations during intervals between meetings of the Board, except for matters specifically reserved for our Board and its other committees. The Executive Committee exercises its delegated authority only under extraordinary circumstances and has not held a meeting to date.

Investment Committee

The function of our Investment Committee is to review and approve proposed acquisitions and dispositions of properties and other investments meeting applicable criteria, in accordance with our Investment and Divestiture Approval Policy.

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Nominating and Governance Committee

Our Nominating Committee oversees our corporate policies and other corporate governance matters, as well as matters relating to the practices and procedures of our Board, including the following: identifying, selecting and recommending to the Board qualified director-nominees; making recommendations to the Board regarding its committee structure and composition; overseeing an annual evaluation of the Board and its committees; developing and recommending to the Board a set of corporate governance guidelines and the corporate code of ethics; periodically reviewing and recommending to the Board changes to our organizational documents; and generally advising the Board on corporate governance and related matters.

Our Board has determined that each member of the Nominating Committee is independent and satisfies the NYSE listing standards.

Meetings and Attendance

Our Board held a total of four meetings in 2015 subsequent to the date of our spin-off. Evidencing a strong commitment to our company, each director attended at least 75% of the total meetings of the Board and the committees on which he or she served that were held during that time. The table below provides current membership and 2015 meeting information for each of our Board committees.

	Audit	Compensation	Executive	Investment	Nominating
Name	Committee	Committee	Committee	Committee	Committee
Douglas Crocker II*†	Member		Chair	Chair
John S. Gates, Jr.*	Member				Chair
Ronald G. Geary*	Chair			Member
Raymond J. Lewis			Member	Member
Jeffrey A. Malehorn*		Member	Member	Member
Dale A. Reiss*		Chair	Member		Member
John L. Workman*		Member			Member
Total Meetings in 2015	3	4	0	2	0

*	Independent Director
†	Chairman of the Board

Our independent directors meet in executive session, outside the presence of management, at each regularly scheduled quarterly Board meeting and at other times as necessary or desirable. The Chairman chairs all regularly scheduled executive sessions of the Board and all other meetings of the independent directors. Members of our Audit, Compensation and Nominating Committees also meet in executive session, outside the presence of management, at each regularly scheduled committee meeting and at other times as necessary or desirable.

We strongly encourage, but do not require, directors to attend our annual meetings of stockholders.

Director Compensation

Our Board believes that the compensation paid to our non-employee directors should be competitive with our peer group used for executive compensation purposes, as well as public companies of similar enterprise value, market capitalization and total assets, and should enable us to attract and retain individuals of the highest quality to serve as our directors. In addition, the Board believes that a significant portion of non-employee director compensation should align director interests with the long-term interests of our stockholders. Accordingly, non-employee directors receive a combination of cash and equity-based compensation for their services. Each of these components is described below. We also reimburse each non-employee director for travel and other expenses associated with attending Board and committee meetings, director education programs and other Board-related activities. Mr. Lewis, the only member of the Board employed by us, does not receive compensation for his service as a director.

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Cash Compensation

Our director compensation program provides that the cash compensation paid to, or earned by, our non-employee directors will be comprised of the following components:

Board retainer of $19,000 for each calendar quarter of service; and
Fee of $1,500 for each Board meeting attended in excess of the eighth Board meeting held during the year and $1,500 for each Audit, Compensation or Nominating Committee meeting attended in excess of the eighth such committee meeting, as applicable, held during the year (in each case, including telephonic meetings, but excluding meetings of 30 minutes or less).

Pursuant to our Non-Employee Director Deferred Stock Compensation Plan (the “Director Deferred Plan”), non-employee directors may elect to defer receipt of all or a portion of their cash retainer and meeting fees. Deferred fees are credited to each participating director in the form of stock units, based on the fair market value of our common stock on the deferral date. At the prior election of the participating director, dividend equivalents on the stock units are either paid in cash or credited as additional units. Upon termination of a participating director’s service on the Board, or at such later time as he or she has previously designated, the director’s stock unit account is settled in whole shares of our common stock on a one-for-one basis and distributed either in one lump sum or in installments over a period of not more than ten years, at the director’s prior election. Fractional stock units are paid out in cash.

Equity-Based Compensation

Our director compensation program provides that, on the date of election to the Board, each of our non-employee directors will receive an annual equity grant under our 2015 Incentive Plan having a grant date fair value of $114,000, in the form of restricted stock or restricted stock units, at the director’s prior election. Shares of restricted stock and restricted stock units granted to our non-employee directors generally vest in full on the day immediately prior to the next annual meeting of stockholders, subject to the applicable director’s continued service on our Board and with accelerated vesting upon death, disability or a change in control.

In 2015, each non-employee director received a portion of the annual equity grant described above in the form of restricted stock, prorated for the period beginning August 17, 2015 and ending on the date of the Annual Meeting, which will vest in full on the day prior to the Annual Meeting. In addition, on the date of our spin-off from Ventas, Mr. Crocker received a grant of 7,342 shares of restricted stock under the 2015 Incentive Plan for serving as our non-executive Chairman, which shares will vest in equal annual installments on the first three anniversaries of the date of grant.

Review of Non-Employee Director Compensation

Our Compensation Committee is responsible for annually reviewing the amount and types of compensation to be paid to our non-employee directors and recommending any changes to our non-employee director compensation program for approval by our Board. As part of its annual review, the Compensation Committee may consider information contained in surveys compiled by organizations such as the National Association of Real Estate Investment Trusts or the National Association of Corporate Directors and may retain an independent compensation consultant to advise it on appropriate director compensation levels.

Minimum Share Ownership Guidelines for Non-Employee Directors

Our minimum share ownership guidelines require that each non-employee director maintain ownership of a minimum number of shares of our common stock having a value of not less than five times the then current annual cash retainer (presently $76,000) paid to such director for service on our Board (excluding, among other things, any additional retainer that may be paid for service as the Chairman or as a committee member or chair). Each non-employee director must satisfy the minimum share ownership levels within five years from the date that he or she first becomes subject to the guidelines (or, upon any increase in the annual cash retainer, within five years from the date of such increase to satisfy the guidelines with respect to such incremental amount) and, until such time, must retain 100% of the shares of our common stock or stock units granted to him or her as compensation minus any shares withheld by us under our share withholding program to pay taxes on the vesting of shares. Compliance with the guidelines is reviewed on July 1 of each year. All of our non-employee directors are currently in the transition period for these guidelines.

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2015 Non-Employee Director Compensation Table

The following table sets forth the compensation awarded or paid to, or earned by, our non-employee directors during 2015.

	Fees Earned or	Stock
	Paid in Cash(1)	Awards(2)	Total
Name	($)	($)	($)
Douglas Crocker II	$28,293	$333,164	$361,457
John S. Gates, Jr.	28,293	83,164	111,457
Ronald G. Geary	28,293	83,164	111,457
Jeffrey A. Malehorn	28,293	83,164	111,457
Dale A. Reiss	28,293	83,164	111,457
John L. Workman	28,293	83,164	111,457

(1)	The amounts shown in the Fees Earned or Paid in Cash column reflect quarterly retainer and meeting fees described above, prorated to reflect service in 2015. We did not pay any meeting fees in 2015.

(2)	The amounts shown in the Stock Awards column represent the full grant date fair value, calculated in accordance with FASB Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC 718”), of shares of restricted stock granted to each non-employee director in 2015. See Note 10 of the Notes to Combined Consolidated Financial Statements included in our 2015 Form 10-K for a discussion of the relevant assumptions used in calculating grant date fair value. Directors are generally entitled to dividends paid, on a current basis, on unvested shares of restricted stock. As of December 31, 2015, Mr. Crocker held 9,784 unvested shares of restricted stock and each of the other non-employee directors held 2,442 unvested shares of restricted stock.

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Audit Committee Matters

In this section of the Proxy Statement, we ask for you to vote on the ratification of the selection of our independent registered public accounting firm for 2016, and we provide you with information to make your voting decision. This includes information regarding the factors that the Audit Committee considers in selecting the independent registered public accounting firm, the policies and practices used by the Audit Committee to provide effective oversight of that firm and the fees charged by our independent registered public accounting firm for 2015.

Proposal No. 2: Ratification of the Selection of KPMG LLP as Our Independent Registered Public Accounting Firm for Fiscal Year 2016

Our Board has approved our Audit Committee’s selection of KPMG as our independent registered public accounting firm for fiscal year 2016. Although not required by our Bylaws or otherwise, we are submitting the selection of KPMG to our stockholders for ratification because the Board values our stockholders’ views and believes such submission is appropriate as a matter of good corporate practice. The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting is required to ratify the selection of KPMG as our independent registered public accounting firm for 2016. Abstentions will have the same effect as votes against such proposal, and broker non-votes will have no effect.

If our stockholders fail to ratify this selection, it will be considered a recommendation to the Audit Committee and the Board to consider the selection of a different firm, and the Audit Committee and the Board may select another independent registered public accounting firm without resubmitting the matter to the stockholders. Even if the selection is ratified, the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.

We expect that representatives of KPMG will be present at the Annual Meeting to respond to appropriate questions and have the opportunity to make a statement if they so desire.

Our Board recommends that you vote FOR ratification of the selection of KPMG as our independent registered public accounting firm for fiscal year 2016.

Audit Committee Report

Management has primary responsibility for our financial statements and the reporting process, including our system of internal controls, subject to oversight by our Audit Committee on behalf of our Board. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management our audited financial statements for the year ended December 31, 2015, including the quality, not just the acceptability, of our accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in our financial statements.

Our Audit Committee has reviewed and discussed with the independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 16, Communications with Audit Committees, which

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superseded Statement on Auditing Standards No. 61, as amended and as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable PCAOB rules regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, our Audit Committee has discussed with the independent registered public accounting firm that firm’s independence from our company and its management, and the Audit Committee has considered the compatibility of non-audit services with the firm’s independence.

Our Audit Committee has discussed with the independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets regularly with the independent registered public accounting firm, with and without management present, to discuss the results of its examination of our financial statements, its evaluations of our internal controls, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our 2015 Form 10-K for filing with the SEC. The Audit Committee also recommended, and the Board approved, the selection of our independent registered public accounting firm for fiscal year 2016.

Audit Committee

Ronald G. Geary, Chair
Douglas Crocker II
John S. Gates, Jr.

Audit and Non-Audit Fees

KPMG audited our financial statements for the year ended December 31, 2015 and has been our independent registered public accounting firm since August 2015. KPMG was also engaged by Ventas to audit our financial statements for the years ended December 31, 2014 and 2013 in connection with our Registration Statement on Form 10 relating to our spin-off from Ventas. Fees billed for professional services rendered by KPMG for the year ended December 31, 2015 were as set forth in the table below.

2015
Audit Fees(1)	$902,300
Audit-Related Fees	–
Tax Fees	–
All Other Fees	–
Total	$902,300
(1)	Audit Fees include the aggregate fees billed for professional services rendered by KPMG for the audit of our 2015 combined consolidated financial statements, review of our combined consolidated financial statements included in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, advice on audit and accounting matters that arose during, or as a result of, the audit or the review of our third quarter financial statements, and work on securities offerings and other filings with the SEC, including comfort letters and consents.

KPMG was not engaged to, and did not, provide any audit-related services, tax services or other services to us during 2015 subsequent to our spin-off from Ventas.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services

Consistent with the requirements of the SEC and the PCAOB, our Audit Committee has responsibility for retaining, compensating and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has implemented procedures relating to the pre-approval of all audit and permissible non-audit services performed by the independent registered public accounting firm to ensure that the provision of such services and related fees does not impair the firm’s independence.

In accordance with these procedures, the annual audit services and related fees of the independent registered public accounting firm are subject to specific approval by our Audit Committee. Prior to its engagement, which typically occurs during the first quarter of each fiscal year, the independent registered public accounting firm must provide the Audit Committee with an engagement letter outlining the scope of proposed audit services for that year and the related fees.

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Audit Committee Matters	23

If agreed to by the Audit Committee, the engagement letter will be formally accepted as evidenced by its execution by the chair of the Audit Committee. The Audit Committee will then review and approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, company structure or other matters.

In addition, our Audit Committee may grant pre-approval for those permissible non-audit services that it believes would not impair the independence of the independent registered public accounting firm. However, the Audit Committee may not grant approval for any services categorized by the SEC as “Prohibited Non-Audit Services.” Generally at or prior to the beginning of each fiscal year, management submits to the Audit Committee a list of certain non-audit services and related fees expected to be rendered by the independent registered public accounting firm during that year. Following review, the Audit Committee pre-approves the non-audit services within each category, and the fees for each category are budgeted. The term of any pre-approved non-audit service is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. Fee levels for all non-audit services to be provided by the independent registered public accounting firm are established periodically by the Audit Committee, and any proposed services exceeding those levels require separate pre-approval by the Audit Committee. Upon request, the independent registered public accounting firm must provide detailed supporting documentation to the Audit Committee regarding the particular services to be provided. To obtain approval of other permissible non-audit services, management must submit to the Audit Committee those non-audit services for which it recommends the Audit Committee engage the independent registered public accounting firm, and both management and the independent registered public accounting firm must confirm to the Audit Committee that each non-audit service for which approval is requested is not a Prohibited Non-Audit Service.

Our Vice President, Accounting is responsible for tracking all fees for pre-approved non-audit services provided by the independent registered public accounting firm, and at each regularly scheduled Audit Committee meeting, management reports on the pre-approved non-audit services provided during the quarter and year-to-date and the fees incurred for such services during such periods.

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24

Executive Compensation

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act, which enables us to take advantage of exemptions from various disclosure requirements that are applicable to larger, more seasoned public companies. These include, but are not limited to, an exemption from the obligation to provide a Compensation Discussion and Analysis. However, we know that stockholders want to understand the link between compensation and company performance, and in this section of the Proxy Statement, we provide you with information regarding our executive compensation philosophy, the primary components of our 2015 executive compensation program and the measures on which our performance for 2015 was evaluated.

Executive Officers

Set forth below is certain biographical information about our executive officers. Ages shown for all executive officers are as of the date of the Annual Meeting.

Name and Position	Age	Business Experience
Raymond J. Lewis Chief Executive Officer	51	Mr. Lewis’s biographical information is set forth under “Corporate Governance—Proposal No. 1: Election of Directors” in this Proxy Statement.
Kristen M. Benson Executive Vice President, General Counsel and Corporate Secretary	43	Ms. Benson has been our Executive Vice President, General Counsel and Corporate Secretary since the spin-off. Previously, she served as Ventas’s Senior Vice President, Associate General Counsel and Corporate Secretary from 2014 to 2015, as Vice President, Associate General Counsel and Corporate Secretary of Ventas from 2012 to 2014, as Vice President and Senior Securities Counsel of Ventas from 2007 to 2012 and as Senior Securities Counsel of Ventas from 2004 to 2007. Before joining Ventas, Ms. Benson was an associate at the law firm of Sidley Austin LLP in Chicago, Illinois, where her principal practice areas were securities, mergers and acquisitions and corporate finance. She received her J.D. from the University of Virginia School of Law and her B.B.A. summa cum laude in Finance and Computer Applications from the University of Notre Dame. Ms. Benson is admitted to the Bar in Illinois and currently serves on the Legal Advisory Board of World Business Chicago and as a member of the Association of Corporate Counsel, the Society of Corporate Secretaries and Governance Professionals and NAREIT.
Timothy A. Doman Executive Vice President and Chief Operating Officer	50	Mr. Doman has been our Executive Vice President and Chief Operating Officer since the spin-off. Previously, he served as Ventas’s Senior Vice President and Chief Portfolio Officer from 2012 to 2015, as Senior Vice President, Asset Management of Ventas from 2007 to 2012 and as Vice President, Asset Management of Ventas from 2002 to 2007. Before joining Ventas, Mr. Doman was a senior asset manager for GE Capital Real Estate, where he managed a commercial real estate equity and loan portfolio. Before that, he was Vice President of Asset Management at Kemper Corporation and a senior appraiser for Arthur Andersen & Co. Mr. Doman received his B.B.A. in Real Estate and Finance from the University of Wisconsin and an M.B.A. in Finance from Indiana University.
Lori B. Wittman Executive Vice President and Chief Financial Officer	57	Ms. Wittman has been our Executive Vice President and Chief Financial Officer since the spin-off. Previously, she served as Ventas’s Senior Vice President, Capital Markets and Investor Relations from 2013 to 2015 and as Vice President, Capital Markets and Investor Relations of Ventas from 2011 to 2013. From 2006 to 2011, she was the Chief Financial Officer and Managing Principal of Big Rock Partners, a real estate private equity firm with over $500 million of assets under management at its peak. Prior to that, she served as Senior Vice President and Treasurer for General Growth Properties, Inc. and held various capital markets and finance positions with Heitman, Homart Development Company, Citibank and Mellon Bank. Ms. Wittman received a B.A. in Geography and Sociology from Clark University, a Masters in City Planning from the University of Pennsylvania and an M.B.A. from the University of Chicago. She serves on the Board of Directors of IMH Financial Inc. (where she has been a member since July 2014) and is a member of the audit committee and chairs the compensation committee.

Care Capital Properties 2016 Proxy Statement

Executive Compensation	25

Compensation Overview

Prior to August 17, 2015, we were a wholly owned subsidiary of Ventas created to hold Ventas’s post-acute/skilled nursing facility portfolio operated by regional and local care providers (the “CCP Business”). On August 17, 2015, Ventas completed its spin-off of the CCP Business and we began operating as an independent public company. Prior to the spin-off, the CCP Business was not a separate subsidiary or division of Ventas. None of our executives were previously employed by the CCP Business or held positions that were specific to Ventas’s post-acute/skilled nursing facility portfolio or business, but instead were officers of Ventas and had broader responsibilities across Ventas’s entire business. As such, the disclosure below focuses primarily on the compensation philosophies and policies that were adopted by our Compensation Committee post-spin-off. In addition, the accompanying tabular information reflects the compensation of our named executive officers for their service to us in 2015 and does not reflect their historical compensation from Ventas, which reflected compensation earned for their broader service to Ventas and not compensation relating to their service with respect to the CCP Business.

This Compensation Overview focuses on the compensation of our named executive officers for 2015, who were:

Name	Title
Raymond J. Lewis	Chief Executive Officer
Timothy A. Doman	Executive Vice President and Chief Operating Officer
Lori B. Wittman	Executive Vice President and Chief Financial Officer

Our executive compensation programs are designed to attract, retain and motivate talented executives, to reward executives for the achievement of pre-established company and tailored individual goals consistent with our strategic plan and to link compensation to company performance. To that end, we awarded compensation to our named executive officers for 2015 based on compensation policies that are intended to closely link compensation to performance. These policies, in planned combination, are designed to generate rewards for achievement of high-level company and individual performance and discourage excessive short-term risk taking. We believe this balance is essential to align management with the long-term interests of our stockholders.

In 2015, we compensated our executives primarily through base salary, annual cash incentive compensation and long-term equity incentive compensation. Our executive compensation philosophy emphasizes performance-based incentive compensation over fixed cash compensation, so that the vast majority of total direct compensation is variable and not guaranteed. In addition, a significant percentage of incentive compensation is in the form of equity awards that are granted to reward past performance. Even though these equity awards are fully earned for performance that has already been achieved at the time of grant, a substantial portion of the awards vests over time to provide additional retention benefits and create greater alignment with stockholders. We believe that the emphasis on incentive-based compensation appropriately focuses our executive officers on the creation of long-term value and encourages prudent evaluation of risks.

The Separation and Its Impact on Executive Compensation

In light of our spin-off from Ventas, the Compensation Committee undertook a thorough review of our overall executive compensation program in 2015, with guidance from Willis Towers Watson. The Compensation Committee’s goal was to implement a public company executive compensation program that would drive above-market results and that was aligned with commonly viewed best practices. Based on this review, the Compensation Committee modified the structure of our long-term incentive program for 2016 in order to deliver a greater percentage of compensation based on the achievement of pre-established quantitative performance goals. For 2016, 75% of the long-term incentive opportunity will be granted in the form of restricted stock in early 2017 based on the achievement of specified performance goals during 2016, 50% of which will be determined by the attainment of quantitative measures and 50% of which will be determined by evaluation of certain qualitative factors. The remaining 25% of the 2016 long-term incentive opportunity was granted at the beginning of 2016 and will vest in 2019 based on our three-year total shareholder return (“TSR”) performance relative to a specified performance peer group. The Compensation Committee will continue to evaluate our executive compensation program for further refinements that it deems necessary to support our business objectives and that are responsive to evolving best practices.

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26	Executive Compensation

Compensation Policies and Practices — Good Governance

Consistent with our commitment to strong corporate governance and responsiveness to our stockholders, following the spin-off, our Board and Compensation Committee implemented the following compensation policies and practices, which are intended to drive performance and create alignment with our stockholders’ long-term interests:

The structure of our executive compensation program includes a balanced mix of cash and equity compensation, with a strong emphasis on performance-based incentive awards.

Our executive officers’ incentive award opportunities are capped, and the value of their awards is determined by the Compensation Committee’s assessment of performance with respect to multiple performance measures, including, for 2016, TSR, that promote the creation of stockholder value.

The long-term equity incentive awards earned by our executive officers for prior-year performance have time-based vesting schedules to enhance retention and alignment with long-term stockholder value.

The competitiveness of our executive compensation program is assessed by comparison to the median of a group of peer companies that are comparable to us in terms of industry, asset class, size and operations.

Our Compensation Committee is comprised solely of independent directors and engages an independent compensation consultant to advise it on matters related to our executive compensation program.

Our employment and severance agreements with executive officers do not provide single-trigger change of control benefits or tax gross-ups, the latter of which are specifically prohibited under our Guidelines on Governance.

We maintain meaningful stock ownership guidelines for our executive officers and non-employee directors that promote a long-term stockholder perspective.

Our recoupment policy enables our Board to “claw back” incentive compensation in the event of a financial restatement.

Our executive officers receive limited benefits, if any, that are not otherwise generally available to all of our employees.

We prohibit our executive officers and directors from engaging in derivative and other hedging transactions in our securities, and we restrict our executive officers and directors from holding our securities in margin accounts or otherwise pledging our securities to secure loans without the prior approval of the Audit Committee (no executive officer or director pledged or held our securities in margin accounts at any time during 2015).

Care Capital Properties 2016 Proxy Statement

Executive Compensation	27

Compensation Philosophy

Following the spin-off, our Compensation Committee discussed and adopted a compensation philosophy that establishes the framework for designing, setting and administering executive compensation programs that closely support our business strategies. This compensation philosophy reflects the following five guiding principles:

Competitiveness — We must be able to effectively attract and retain talent needed to deliver industry-leading performance. Accordingly, compensation should be targeted generally at the market median of healthcare and other comparable REITs, but also should consider the experiences, skills, abilities and performance of individual executives.

Driving performance — The majority of pay opportunity should be delivered through variable, incentive-based rewards that are designed with sufficient leverage to permit above-market compensation when performance warrants and below-market compensation when performance falls short of expectations and industry standards. Established goals need to align with our short-term business strategy and long-term value creation and generally be based on objective measures, but should allow the Compensation Committee discretion to evaluate quantitative and qualitative factors to appropriately reward executives for overall company performance and individual contributions.

Balance — Our executive compensation programs should balance short-term results and decision-making with long-term performance and stockholder value creation, incentivizing executives to make prudent business decisions and avoid excessive risk.

Ownership orientation — Equity incentive compensation should encourage executives to maintain meaningful stock ownership to align with long-term stockholder value creation.

Simplicity and flexibility — Executive compensation programs must be simple in design to promote effective administration, communication and understanding, yet evolve over time to meet the changing dynamics of our business and stage of development as an organization.

Objectives of Our Compensation Program

We recognize that effective compensation strategies are critical to recruiting, incenting and retaining key employees who contribute to our long-term success and thereby create value for our stockholders. Accordingly, our compensation program is designed to achieve the following primary objectives:

attract, retain and motivate talented executives;

reward performance that meets or exceeds pre-established company and tailored individual goals consistent with our strategic plan, while maintaining alignment with stockholders;

provide balanced incentives that discourage excessive risk-taking;

retain sufficient flexibility to permit our executive officers to manage risk and adjust appropriately to meet rapidly changing market and business conditions;

evaluate performance by balancing consideration of those measures that management can directly and significantly influence with market forces that management cannot control (such as monetary policy and interest rate expectations), but that impact stockholder value;

encourage executives to become and remain long-term stockholders of our company; and

maintain compensation and corporate governance practices that support our goal to deliver sustained, superior returns to stockholders.

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28	Executive Compensation

We seek to align the interests of our executive officers and stockholders by maintaining a performance- and achievement-oriented environment that provides executives with the opportunity to earn market-competitive levels of cash and equity compensation for strong performance measured against key financial and strategic goals that we believe create long-term stockholder value.

Benchmarking and Comparable Companies

In August 2015, our Compensation Committee retained Willis Towers Watson as its independent compensation consultant to advise it on matters related to our named executive officers’ compensation levels and program design post-spin-off. At the time of engagement, our Compensation Committee reviewed Willis Towers Watson’s independence, determined that Willis Towers Watson met the independence criteria under the Compensation Committee charter and determined that Willis Towers Watson’s engagement raised no conflict of interest.

For benchmarking purposes, Willis Towers Watson provided our Compensation Committee with comparative market data on compensation practices and programs based on its analysis of a group of peer companies (the “Comparable Companies”) and provided guidance on compensation trends and best practices. Using this market data, Willis Towers Watson advised the Compensation Committee and made recommendations with respect to program design and setting base salaries and incentive award opportunity levels for our executive officers following the spin-off.

In evaluating the compensation levels for our named executive officers, our Compensation Committee, in consultation with Willis Towers Watson, considered the competitive positioning of our executive compensation levels relative to compensation data for the Comparable Companies with respect to the following components of pay: base salary; total annual compensation (base salary plus annual incentive awards); long-term equity incentives (annualized expected value of long-term equity incentive awards) and total direct compensation (base salary plus annual incentive awards and annualized expected value of long-term equity incentive awards). Consistent with our compensation philosophy, our Compensation Committee targets our named executive officer compensation levels to the median of the Comparable Companies for each of these components. Our 2015 post-spin-off executive compensation program was designed to deliver compensation levels above or below median if performance exceeded or failed to achieve the goals established for the annual cash and long-term equity incentive awards. We believe this methodology is appropriate for our operating style and reflects the need to attract, retain and stretch top executive talent.

The group of Comparable Companies consists of healthcare and other REITs similar to us in terms of asset class, size and operations. Our Compensation Committee intends to annually review the Comparable Companies to evaluate whether their size and operations remain comparable to ours and may change the composition of the group from time to time as appropriate. For evaluating post-spin-off compensation in 2015, the Compensation Committee approved the 17 companies identified below as the appropriate Comparable Companies. The Comparable Companies reported compensation data for executive positions with responsibilities similar in breadth and scope to those of our executive officers, and we believe these companies generally compete with us for executive talent and stockholder investment.

BioMed Realty Trust, Inc. (formerly BMR)	Lexington Realty Trust (LXP)	Sabra Health Care REIT, Inc. (SBRA)
EPR Properties (EPR)	Medical Properties Trust, Inc. (MPW)	Spirit Realty Capital, Inc. (SRC)
Healthcare Realty Trust Incorporated (HR)	National Health Investors, Inc. (NHI)	STORE Capital Corporation (STOR)
Healthcare Trust of America, Inc. (HTA)	National Retail Properties, Inc. (NNN)	Strategic Hotels & Resorts, Inc. (BEE)
Hersha Hospitality Trust (HT)	Omega Healthcare Investors, Inc. (OHI)	Sunstone Hotel Investors, Inc. (SHO)
LaSalle Hotel Properties (LHO)	Pebblebrook Hotel Trust (PEB)

Compensation Mix

Our executive compensation philosophy promotes a compensation mix that emphasizes variable pay and long-term stockholder value. We believe that an emphasis on incentive compensation creates greater alignment with the interests of our stockholders, ensures that our business strategy is executed by decision-makers in a manner that focuses on the creation of long-term value rather than only short-term results, and encourages prudent evaluation of risks. Accordingly, our compensation structure is designed such that a significant portion of our named executive officers’ total direct compensation is in the form of equity awards that are granted to reward past performance and that vest over time. Even though these equity awards are fully earned for performance that has already been achieved at the time of grant, the vesting schedule is designed to provide additional retention benefits and create greater alignment with stockholders.

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Executive Compensation	29

As discussed above, our Compensation Committee has refined the 2016 long-term incentive compensation program so that 75% of the long-term incentive opportunity will be granted in the form of restricted stock in early 2017 based on the achievement of specified performance goals during 2016, 50% of which will be measured on a quantitative basis and 50% of which will be measured on a qualitative basis. The remaining 25% of the 2016 long-term incentive opportunity was granted in 2016 and will vest in 2019 based on our three-year TSR performance relative to a specified performance peer group. The Compensation Committee will continue to evaluate the mix of compensation elements for alignment with stockholder interests and business strategy.

The following charts illustrate each named executive officer’s base salary, target annual cash incentive compensation and target long-term equity incentive compensation as a percentage of his or her annualized target total direct compensation for 2015. Mr. Lewis’s target total direct compensation reflects a heavier weight on performance-based incentive compensation due to his leadership role as our Chief Executive Officer and to demonstrate even greater alignment between his compensation structure and the interests of our stockholders.

Elements of Our Compensation Program

For 2015, the compensation provided to our executive officers consisted of the same elements generally available to our non-executive officers: base salary; annual cash incentive compensation; and long-term equity incentive compensation. In addition, in connection with the spin-off, our named executive officers received inaugural equity grants under our 2015 Incentive Plan, as described in further detail below.

Base Salary

The base salary payable to each named executive officer provides a fixed component of compensation that reflects the executive’s position and responsibilities. Base salary is generally targeted to approximate the competitive market median of the Comparable Companies, but may deviate from this target based on an individual’s sustained performance, contributions, leadership, experience, expertise and specific roles within our company as compared to the benchmark data. Our Compensation Committee reviews base salaries annually and may make adjustments to better match competitive market levels or to recognize an executive’s professional growth and development or increased responsibilities. The Compensation Committee also considers the success of each executive officer in developing and executing our strategic plans, exercising leadership and creating stockholder value.

In confirming the 2015 post-spin-off base salaries for our named executive officers, which were originally set by the Ventas compensation committee prior to the spin-off, our Compensation Committee analyzed base salary information for comparable positions and titles at the Comparable Companies, as well as information from REIT industry surveys where the number of direct position matches at the Comparable Companies was limited. For the post-spin-off period in 2015, the Compensation Committee (and in the case of our Chief Executive Officer, the independent members of our Board) confirmed the annual base salaries for our named executive officers set forth in the table below.

Base Salary(1)
Raymond J. Lewis	$750,000
Timothy A. Doman	425,000
Lori B. Wittman	425,000
(1)	The amounts shown reflect annualized base salary amounts for 2015. Actual base salary amounts received during 2015 by the named executive officers for their service to us following the spin-off are reported in the 2015 Summary Compensation Table.

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30	Executive Compensation

Annual Cash and Long-Term Equity Incentive Compensation

Our Compensation Committee also believes that a substantial portion of each named executive officer’s compensation should be in the form of incentive compensation. We provide our named executive officers with an annual opportunity to earn cash incentive awards and long-term equity incentive awards for the achievement of pre-established company financial goals and tailored individual objectives. While our annual cash incentive plan is designed to reward management actions that positively impact short- and mid-term performance, equity incentive awards encourage management to create and sustain stockholder value over longer periods because their value is directly attributable to changes in the price of our common stock over time. In addition, equity awards promote management retention because their full value cannot be realized until vesting occurs, which generally requires continued employment for multiple years. At or prior to the beginning of each performance year, our Compensation Committee expects to approve specific performance measures, goals and weightings and annual and long-term incentive award opportunity ranges (expressed as multiples of base salary and corresponding to threshold, target and maximum levels of performance) for each named executive officer.

Unlike other companies that grant equity awards on a prospective basis prior to performance, a portion of our long-term equity incentive plan is retrospective in nature, such that equity awards are granted following the satisfaction of specified performance goals. Similar to our annual cash incentive awards, the grant and value of our long-term equity incentive awards are approved at the beginning of each fiscal year, a portion of which is determined solely by performance achieved through the preceding fiscal year. If threshold performance has not been achieved with respect to a pre-established goal for a particular performance period, the portion of the long-term equity incentive awards based on that goal is not granted for that period. Therefore, at the time of their grant, these long-term equity incentive awards will have been fully earned and are not subject to additional performance-based vesting requirements. As discussed above, 25% of the long-term incentive award for 2016 was granted to our named executive officers at the beginning of 2016 and will vest in 2019 based on our three-year TSR performance relative to a specified performance peer group, and the remaining 75% of the long-term incentive award will be granted in 2017 based on our 2016 performance.

For the post-spin-off period in 2015, our named executive officers were provided with an opportunity to earn annual cash incentive awards and long-term equity incentive awards (expressed as a percentage of base salary) based on their performance relative to various qualitative measures established by the Compensation Committee and communicated to the named executive officers following the spin-off. These measures related to:

completing $200 million to $300 million of acquisitions and building a pipeline that supports additional acquisitions in 2016;

ensuring an orderly transition of operational matters following the spin-off and managing our relationship with Ventas under our transition services agreement;

building out our standalone infrastructure, with a focus on accounting, space and information technology;

obtaining credit ratings from each of the three major rating agencies, with a goal of investment grade ratings;

refinancing $300 million to $500 million of our short-term floating rate debt into long-term fixed rate borrowings, subject to market conditions;

managing our leverage with net debt to EBITDA of between 4x and 5x at year end;

developing and presenting a comprehensive strategic plan for approval by our Board;

developing an organizational plan that balances overhead costs with third party professional fees and outsourcing costs; and

actively managing our portfolio within projections.

In their qualitative evaluation of our performance, the Compensation Committee did not assign a specific weight to any single factor, but recognized our significant achievements in the first four months following the spin-off, evidenced primarily by our:

completion of $210 million of acquisitions and development of a sizable investment pipeline;

establishment of a standalone infrastructure and hiring of key accounting, tax and corporate finance positions;

receipt of investment grade ratings from all three ratings agencies;

initial implementation of a permanent capital structure through, among other things, commitments for a $200 million, seven-year term loan;

net debt to EBITDA of 4.8x at year end;

presentation of a comprehensive strategic plan to our Board; and

proactive, value-preserving portfolio management activities.

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Executive Compensation	31

Based on our performance relative to the pre-established measures and their individual contributions to that performance, in January 2016, our Compensation Committee approved the 2015 annual cash and long-term incentive awards earned by the named executive officers for their post-spin-off performance in 2015. The following table sets forth the annualized target annual cash and long-term incentive award opportunities and the actual incentive awards received by each named executive officer with respect to their post-spin-off performance in 2015.

	Annual Cash Incentive Award			Long-Term Equity Incentive Award
Name	Annualized Target Opportunity(1)	Prorated Target Opportunity(2)	Actual Incentive Payout(3)	Annualized Target Opportunity(1)	Prorated Target Opportunity(2)	January 2016 LTI Grant (Based on 2015 Performance)(4)
Raymond J. Lewis	$1,500,000	$558,904	$628,767	$1,500,000	$558,904	$651,123
Timothy A. Doman	425,000	158,356	178,151	637,500	237,534	277,123
Lori B. Wittman	425,000	158,356	178,151	637,500	237,534	277,123

(1)	The 2015 post-spin-off annual cash incentive award opportunities for our named executive officers ranged from 200% to 250% of base salary, with a target of 200%, for Mr. Lewis and from 75% to 125% of base salary, with a target of 100%, for Mr. Doman and Ms. Wittman. The 2015 post-spin-off long-term equity incentive award opportunities for our named executive officers ranged from 134% to 266% of base salary, with a target of 200%, for Mr. Lewis and from 100% to 200% of base salary, with a target of 150%, for Mr. Doman and Ms. Wittman.

(2)	Represents annualized target opportunity, prorated to reflect 136 days of service with us in 2015.

(3)	These annual cash incentive awards were determined and paid in January 2016 based on 2015 post-spin-off performance and are included in the Non-Equity Incentive Plan Compensation column of the 2015 Summary Compensation Table. The amounts shown reflect payouts at the midpoint between the target and maximum levels, prorated to reflect 136 days of service with us in 2015. In January 2016, each of the named executive officers also received a payment from us for services rendered to Ventas prior to the spin-off in the following amounts: Mr. Lewis, $964,510; Mr. Doman, $440,094; and Ms. Wittman, $207,857. Accruals for these amounts were transferred to us from Ventas in connection with the spin-off. These amounts have been excluded from the 2015 Summary Compensation Table because they represent compensation for services performed for Ventas prior to the spin-off, rather than compensation for services performed for us.

(4)	These long-term equity incentive awards were determined and granted in January 2016 based on 2015 post-spin-off performance. Because these equity awards were granted in 2016, they do not appear in the 2015 Summary Compensation Table, but will be reflected in next year’s summary compensation table in the Stock Awards and Option Awards columns. The amounts shown reflect payouts at the midpoint between the target and maximum levels, prorated to reflect 136 days of service with us in 2015. In January 2016, each of the named executive officers also received equity awards with respect to our common stock for services rendered to Ventas prior to the spin-off with the following grant date fair values: Mr. Lewis, $2,075,794; Mr. Doman, $440,094; and Ms. Wittman, $207,857. While these awards will be reported as compensation in the 2016 Summary Compensation Table, they were intended to compensate our named executive officers for their 229 days of service with Ventas prior to the spin-off.

The long-term incentive compensation granted to our named executive officers for 2015 consisted of equity awards in the form of stock options (30%) and shares of restricted stock (70%) granted pursuant to our 2015 Incentive Plan. Our Compensation Committee believes that restricted stock, which is the most prevalent form of long-term equity incentive compensation among the Comparable Companies, provides a stronger incentive to create and preserve long-term stockholder value and, therefore, weighted the 2015 long-term equity incentive awards more heavily toward restricted stock.

The shares of restricted stock and stock options granted to our named executive officers in January 2016 for 2015 performance vest in three equal annual installments, beginning on the date of grant for Mr. Lewis and on the first anniversary of the date of grant for Mr. Doman and Ms. Wittman, in each case subject to the executive’s continued employment through the applicable vesting date. The stock options have a ten-year term, and the stock option exercise price is the closing price of our common stock on the date of grant.

Shares of restricted stock and stock options are granted to our named executive officers (other than the Chief Executive Officer) on the date that our Compensation Committee meets to review our performance and determine the value of the long-term equity incentive awards. Shares of restricted stock and stock options are granted to our Chief Executive Officer on the date that the independent members of our Board meet to review and approve the Compensation Committee’s recommendations with respect to the value of the Chief Executive Officer’s long-term equity incentive award. Typically, these meetings of our Compensation Committee and the independent members of our Board are held on the same day.

Inaugural Equity Grants under the 2015 Incentive Plan

In connection with our spin-off from Ventas, our named executive officers received inaugural equity grants under our 2015 Incentive Plan of 73,421 shares of our restricted stock in the case of Mr. Lewis, and 29,368 shares of our restricted stock in the cases of each of Ms. Wittman and Mr. Doman. The inaugural equity grant made to Mr. Lewis will vest in three equal annual installments, beginning on the first anniversary of the date of grant, generally subject to Mr. Lewis’s continued employment. The inaugural equity grants made to each of Ms. Wittman and Mr. Doman will vest on the third anniversary of the date of grant, generally subject to their respective continued employment.

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32	Executive Compensation

Upon a termination of Mr. Lewis’s employment without cause or for good reason (as each term is defined in Mr. Lewis’s employment agreement) or due to Mr. Lewis’s death or disability, the restricted shares subject to the inaugural equity grant will vest in full. Upon a termination of Ms. Wittman’s or Mr. Doman’s employment without cause or for good reason (as each term is defined in their respective employee protection and noncompetition agreements), other than within the 12-month period following a change in control (as defined in their respective employee protection and noncompetition agreements), a portion of the restricted shares subject to their respective inaugural equity grants equal to the greater of (1) one-third of the inaugural equity grant or (2) a pro-rated portion of the inaugural equity grant based on length of employment will vest. Upon a termination of Ms. Wittman’s or Mr. Doman’s employment without cause or for good reason within the 12-month period following a change in control or due to Ms. Wittman’s or Mr. Doman’s death or disability, the restricted shares subject to their respective inaugural equity grants will vest in full.

The shares subject to Mr. Lewis’s inaugural equity grant generally may not be transferred until the earlier of his termination of employment with us and our subsidiaries or August 17, 2018 (with such restriction not to apply to any shares withheld or sold to satisfy Mr. Lewis’s tax withholding obligations in respect of the vesting of the restricted shares subject to the inaugural equity grant).

Other Benefits

Our executive compensation program focuses on the elements described above, with extremely limited provision of other benefits. Our named executive officers are generally eligible to participate in the same benefit programs that we offer to other employees, which in 2015 included the following:

health, dental and vision insurance, of which we paid 90% of the premiums in 2015;

short-term disability, long-term disability and life insurance coverage, at no cost to the employee; and

participation in our 401(k) plan, to which we made matching contributions to participants of up to 3.5% of the employee’s eligible compensation, capped at the federal limit, in 2015.

We believe these benefits are competitive with overall market practices. For 2016, we have also agreed to provide limited supplemental disability insurance coverage for our named executive officers that is not otherwise available to all employees. Except for the eligibility to participate in, and our matching contributions to, the 401(k) plan, as described above, we do not provide our named executive officers with any retirement benefits. See “Employment and Severance Agreements with Named Executive Officers–Pension, Retirement or Similar Benefits.”

Minimum Share Ownership Guidelines for Executive Officers

Our minimum share ownership guidelines require each executive officer to maintain a minimum equity investment in our company based upon a multiple (five times, in the case of the Chief Executive Officer, and three times, in the case of all other executive officers) of his or her base salary at the time his or her compliance with the guidelines is evaluated. Each executive officer must achieve the minimum equity investment within five years from the date he or she first becomes subject to the guidelines and, until that time, must retain at least 60% of the shares of our common stock granted to the executive officer or purchased by the executive officer through the exercise of stock options. The independent members of our Board will annually review each executive officer’s compliance with the guidelines as of July 1. All of our executive officers are currently in the transition period for these guidelines. Except as described above, our minimum share ownership guidelines and our 2015 Incentive Plan do not specify a minimum holding period for stock options, restricted stock or other equity grants.

Recoupment Policy

In 2015, our Board adopted a Policy for Recoupment of Incentive Compensation that allows us to recapture amounts paid to our executive officers under certain circumstances. Under this policy, our Compensation Committee may require an executive officer to repay all or a portion of any excess cash or equity incentive compensation he or she received during the preceding three-year period if the incentive compensation was based on achieving certain financial results that were later required to be restated due to our material noncompliance with any financial reporting requirement.

Following the SEC’s adoption of final rules regarding executive compensation recoupment policies pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, we will review our recoupment policy and make any changes necessary to comply with the final rules.

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Executive Compensation	33

Compensation Tables

2015 Summary Compensation Table

As described above, the compensation awarded or paid to, or earned by, each of our named executive officers for 2015 generally consisted of base salary, annual cash incentive awards and long-term incentive awards. While our executive compensation program and policies continue to be reviewed, and are subject to future modification, by our Compensation Committee, the following table summarizes the principal components of compensation that applied to our named executive officers for their service to us in 2015 following our spin-off from Ventas.

Name and Principal Position	Salary(1) ($)	Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Raymond J. Lewis	$278,365	$2,500,000	$628,767	$604	$3,407,736
Chief Executive Officer
Timothy A. Doman	157,740	1,000,000	178,151	1,815	1,337,706
Executive Vice President &
Chief Operating Officer
Lori B. Wittman	157,740	1,000,000	178,151	3,230	1,339,121
Executive Vice President and
Chief Financial Officer

(1)	The amounts shown in the Salary column reflect base salaries received during 2015 by the named executive officers for their service to us following the spin-off. The annualized base salary amounts for 2015 were as follows: Mr. Lewis, $750,000; Mr. Doman, $425,000; and Ms. Wittman, $425,000.

(2)	The amounts shown in the Stock Awards column reflect the full grant date fair value, calculated in accordance with FASB ASC 718, of the shares of restricted stock granted to each named executive officer in connection with the spin-off. See Note 10 of the Notes to Combined Consolidated Financial Statements included in our 2015 Form 10-K for a discussion of the relevant assumptions used in calculating grant date fair value. For further information regarding these awards, see “Compensation Overview—Elements of Our Compensation Program—Inaugural Equity Grants under the 2015 Incentive Plan.” Excluded from these amounts in accordance with SEC rules are the equity awards granted to the named executive officers in January 2016 with respect to 2015 performance. For further information regarding these awards, see “Compensation Overview—Elements of Our Compensation Program—Annual Cash and Long-Term Equity Incentive Compensation.”

(3)	The amounts shown in the Non Equity Incentive Plan Compensation column represent the amount each named executive officer earned under our annual cash incentive plan for post spin-off performance in 2015. The 2015 annualized target opportunity for each of the named executive officers was as follows: Mr. Lewis, $1,500,000 (200% of base salary); Mr. Doman, $425,000 (100% of base salary); and Ms. Wittman, $425,000 (100% of base salary). Excluded from this column are the following amounts paid by us for services rendered to Ventas prior to the spin-off, for which Ventas transferred accruals to us in connection with the spin-off: Mr. Lewis, $964,510; Mr. Doman, $440,094; and Ms. Wittman, $207,857.

(4)	The amounts shown in the All Other Compensation column represent group term life insurance premiums paid on behalf of the named executive officers and our matching contributions to the named executive officers’ 401(k) plan accounts.

2015 Outstanding Equity Awards at Fiscal Year-End Table

At the time of the spin-off, equity awards outstanding under Ventas’s equity-based incentive plans held by Ventas employees who became our employees in connection with the spin-off were converted into awards in respect of our common stock. In order to preserve the aggregate spread value of each stock option, the exercise price of each outstanding option and the number of shares subject to each option were adjusted, as appropriate, based on the relative trading prices of Ventas common stock and our common stock. Similar adjustments applied with respect to other outstanding Ventas equity awards in order to preserve the value of such awards. The original vesting schedule remains in effect for all equity awards, with service now measured by reference to our company. The mechanics of this conversion are set forth in our employee matters agreement with Ventas.

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34	Executive Compensation

The following table summarizes the equity awards held by the named executive officers and outstanding at December 31, 2015, including the inaugural grants described above.

	Option Awards(1)					Stock Awards(1)
									Equity
									Incentive
								Equity	Plan
								Incentive	Awards:
								Plan	Market or
			Equity					Awards:	Payout
			Incentive					Number of	Value
			Plan Awards:				Market	Unearned	of Unearned
			Number of			Number	Value	Shares,	Shares,
	Number of	Number of	Securities			of	of Shares	Units	Units
	Securities	Securities	Underlying			Shares or	or	or Other	or Other
	Underlying	Underlying	Unexercised	Option		Units that	Units that	Rights that	Rights that
	Options	Options	Unearned	Exercise	Option	Have Not	Have Not	Have Not	Have Not
	Exercisable	Unexercisable(2)	Options	Price	Expiration	Vested(2)	Vested(3)	Vested	Vested
Name	(#)	(#)	(#)	($)	Date	(#)	($)	($)	($)
Raymond J. Lewis	139,802	—	—	$27.22	1/18/2022	—	$—	$—	$—
	161,668	—	—	32.22	1/23/2023	—	—	—	—
	179,621	89,810	—	30.10	1/29/2024	—	—	—	—
	66,177	132,348	—	38.28	1/21/2025	—	—	—	—
	—	—	—	—	—	111,432	3,406,446	—	—
Timothy A. Doman	11,233	—	—	27.95	2/25/2021	—	—	—	—
	13,542	—	—	27.07	3/9/2022	—	—	—	—
	19,756	9,876	—	34.37	3/8/2023	—	—	—	—
	16,854	33,702	—	29.57	3/7/2024	—	—	—	—
	—	59,494	—	34.16	3/6/2025	—	—	—	—
	—	—	—	—	—	70,416	2,152,617	—	—
Lori B. Wittman	1,620	—	—	27.07	3/9/2022	—	—	—	—
	5,718	2,859	—	34.37	3/8/2023	—	—	—	—
	8,539	17,072	—	29.57	3/7/2024	—	—	—	—
	—	28,441	—	34.16	3/6/2025	—	—	—	—
	—	—	—	—	—	47,917	1,464,823	—	—

(1)	Excluded from the table above are equity awards granted in January 2016 to each of our named executive officers in recognition of 2015 performance, with grant date fair values as follows: Mr. Lewis, $2,726,917; Mr. Doman, $717,217; and Ms. Wittman, $484,980. As previously discussed, while these awards will be reported as compensation in the 2016 Summary Compensation Table, a portion of these amounts was intended to compensate our named executive officers for their 229 days of service with Ventas prior to the spin-off.

(2)	The unexercisable options and unvested shares of restricted stock shown in these columns vest or have vested as follows:

		Mr. Lewis		Mr. Doman		Ms. Wittman
		Options	Shares	Options	Shares	Options	Shares
2016	January 21	66,174	11,566	—	—	—	—
	January 29	89,810	14,879	—	—	—	—
	March 6	—	—	19,836	3,942	9,483	1,885
	March 7	—	—	16,851	2,822	8,536	1,430
	March 8	—	—	9,876	2,401	2,859	694
	August 17	—	24,474	—	—	—	—
2017	January 21	66,174	11,566	—	—	—	—
	March 6	—	—	19,829	3,942	9,479	1,884
	March 7	—	—	16,851	2,822	8,536	1,429
	March 9	—	—	—	21,178	—	9,343
	August 17	—	24,474	—	—	—	—
2018	March 6	—	—	19,829	3,941	9,479	1,884
	August 17	—	24,473	—	29,368	—	29,368

Our named executive officers are generally entitled to dividends paid, on a current basis, on unvested shares of restricted stock.

(3)	For purposes of the table, the market value of restricted stock that has not vested is determined by multiplying the number of shares by $30.57, the closing price of our common stock on December 31, 2015.

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Executive Compensation	35

Employment and Severance Agreements with Named Executive Officers

Our named executive officers are entitled to receive severance benefits under existing agreements upon certain qualifying terminations of employment (subject to any required payment delay pursuant to Section 409A of the Code). Generally, these severance arrangements support executive retention and continuity of management and provide replacement income if an executive is terminated involuntarily other than for cause.

None of our executive officers is entitled to severance benefits solely upon a change in control of our company, nor are they entitled to any tax gross-ups with respect to payments made in connection with a change in control. Consistent with our commitment to strong corporate governance and responsiveness to our stockholders, our Guidelines on Governance prohibit tax gross-up arrangements.

Employment Agreement with Mr. Lewis

We have entered into an employment agreement with Mr. Lewis, which provides for an initial three-year term of employment, which commenced as of August 17, 2015 (subject to automatic one-year renewals following the initial three-year term, unless either party delivers notice of non-renewal at least 90 days prior to a renewal date), with an annual base salary of $750,000, a target annual bonus of 200% of base salary, and a target annual long-term incentive award grant date value of 200% of base salary. The employment agreement also provides for an inaugural equity grant of our restricted stock with a grant date value of $2,500,000 that will vest in three equal annual installments, beginning on August 17, 2016, generally subject to Mr. Lewis’s continued employment.

Upon a termination of Mr. Lewis’s employment by us without cause or by Mr. Lewis for good reason (as each term is defined in the employment agreement) other than as a result of a notice of non-renewal of the term of employment by us, the employment agreement generally provides for: (1) payment of accrued but unpaid annual base salary and vacation pay through the date of termination, and any earned but unpaid annual bonus for periods ending on, or prior to, the date of termination (“Accrued Obligations”); (2) a lump sum cash severance payment equal to two times (or 2.5 times, if such termination occurs during the 12 months following a change in control) base salary plus target bonus; (3) full vesting of the inaugural equity grant of our restricted stock; (4) accelerated vesting of any service-based annual long-term incentive awards outstanding as of the date of termination that would have vested if Mr. Lewis had remained employed for an additional 12 months following the date of termination (or, if such termination occurs during the 12 months following a change in control, full vesting of all annual long-term incentive awards outstanding as of the date of termination, with performance-based awards to vest based on the greater of target or actual performance as of immediately prior to the date of termination, unless the level of performance was previously determined); (5) a pro-rated annual bonus for the year of termination, determined based on actual performance (or, if such termination occurs during the 12 months following a change in control, target performance); (6) health care welfare benefits reimbursement for 24 months; and (7) such other benefits required to be paid or provided and that Mr. Lewis is eligible to receive under our benefit plans (the “Other Benefits”).

In the event that the circumstance giving rise to good reason is a notice of non-renewal of the term of employment by us, the employment agreement provides for limited severance benefits, which generally consist of: (1) the Accrued Obligations; (2) a lump sum cash severance payment equal to one times base salary plus target bonus; (3) accelerated vesting of any service-based annual long-term incentive awards outstanding as of the date of termination that would have vested if Mr. Lewis had remained employed for an additional 12 months following the date of termination; (4) health care welfare benefits reimbursement for 12 months; and (5) the Other Benefits. The employment agreement provides that we may not give Mr. Lewis notice of non-renewal of the employment agreement during the one-year period following a change in control.

Upon a termination of Mr. Lewis’s employment due to his death or disability, the employment agreement provides for: (1) payment of the Accrued Obligations; (2) a pro-rated annual bonus for the year of termination, determined based on actual performance; (3) full vesting of the inaugural equity grant of our restricted stock; (4) accelerated vesting of any service-based annual long-term incentive awards outstanding as of the date of termination that would have vested if Mr. Lewis had remained employed for an additional 12 months following the date of termination; and (5) the Other Benefits.

Upon a termination of Mr. Lewis’s employment by us for cause or by Mr. Lewis without good reason, the employment agreement will terminate without further obligations to Mr. Lewis, other than the obligations to provide the Other Benefits and the Accrued Obligations (excluding, in the case of a termination for cause, any earned but unpaid annual bonus for periods ending on, or prior to, the date of termination).

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36	Executive Compensation

Mr. Lewis’s receipt of severance payments and benefits under the employment agreement is generally contingent on Mr. Lewis executing a release of claims in favor of us and our affiliates.

The employment agreement subjects Mr. Lewis to noncompetition, nonsolicitation, noninterference and assistance covenants that remain in effect for a period of two years following any termination of employment (except that the noncompetition and non-solicitation of certain current or proposed independent contractors, customers, tenants, operators, managers, financial partners, vendors, suppliers, or other similar business relations covenants are only in effect for one year following termination of employment if the termination occurs as a result of a non-renewal of the term of employment by us). The employment agreement further subjects Mr. Lewis to perpetual confidentiality and nondisparagement covenants.

Employee Protection and Noncompetition Agreements with Mr. Doman and Ms. Wittman

We have entered into employee protection and noncompetition agreements with each of Mr. Doman and Ms. Wittman. The employee protection and noncompetition agreements provide for certain payments and benefits upon certain terminations of employment, including certain terminations of employment following a change in control.

Upon a termination of Mr. Doman’s or Ms. Wittman’s employment by us without cause or by Mr. Doman or Ms. Wittman for good reason (as each term is defined in the applicable employee protection and noncompetition agreement), the employee protection and noncompetition agreements provide for: (1) accrued but unpaid base salary through the date of termination, any earned but unpaid annual bonus for periods ending on, or prior to, the date of termination, and all amounts earned and owed (but unpaid) pursuant to our employee benefit plans (including accrued and unpaid vacation) (“Accrued Amounts”); (2) a lump sum cash severance payment equal to 1.5 times (or two times, if such termination occurs during the 12 months following a change in control) base salary plus target bonus for the year of termination; (3) a pro-rated annual bonus for the year of termination, determined based on actual performance (or, if such termination occurs during the 12 months following a change in control, target performance); and (4) continuation of medical, dental and vision benefits (or a medical, dental and vision benefits stipend) for 12 months following the termination (or, if such termination occurs during the 12 months following a change in control, 24 months following the termination).

Mr. Doman’s and Ms. Wittman’s receipt of the payments and benefits set forth in items (2) through (4) in the above paragraph is contingent on Mr. Doman or Ms. Wittman, as applicable, executing a release of claims in favor of us and our affiliates.

Upon a termination of Mr. Doman’s or Ms. Wittman’s employment due to death or disability, the employee protection and noncompetition agreements provide for payment of the Accrued Amounts. Upon a termination of Mr. Doman’s or Ms. Wittman’s employment by us for cause, or as a result of Mr. Doman’s or Ms. Wittman’s resignation without good reason, the employee protection and noncompetition agreements will terminate without further obligations to Mr. Doman or Ms. Wittman, as applicable.

The employee protection and noncompetition agreements subject Mr. Doman and Ms. Wittman to noncompetition, nonsolicitation, noninterference and assistance covenants that remain in effect for a period of one year following any termination of employment. The employee protection and noncompetition agreements further subject Mr. Doman and Ms. Wittman to perpetual confidentiality and nondisparagement covenants.

Pension, Retirement or Similar Benefits

In 2015, we adopted a qualified defined contribution retirement savings plan (which we refer to as our 401(k) plan), pursuant to which our employees, including our named executive officers, are able to contribute a percentage of their annual compensation on a pre- and post-tax basis, up to the limits prescribed by the Internal Revenue Service. Each pay period, we offer a matching contribution for eligible employees who participate in the 401(k) plan of 100% of the first 1% and 50% of the next 1% to 5% of eligible compensation contributed (for a total of up to 3.5% of an employee’s eligible compensation). Generally, “eligible compensation” used for purposes of calculating contributions under the 401(k) plan is the amount paid to the employee as base salary and overtime earnings.

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37

Equity Compensation Plan Information

The following table summarizes information with respect to our equity compensation plans as of December 31, 2015.

(c)
Number of Securities
	(a)	(b)	Remaining Available for
	Number of Securities	Weighted Average	Future Issuance Under
	to be Issued Upon	Exercise Price of	Equity Compensation
	Exercise of	Outstanding	Plans (Excluding
	Outstanding Options,	Options, Warrants	Securities Reflected in
Plan Category	Warrants and Rights	and Rights	Column (a))
Equity compensation plans approved by stockholders(1)	1,047,501	$32.01	8,309,529
Equity compensation plans not approved by stockholders	—	N/A	—
Total	1,047,501	$32.01	8,309,529

(1)	These plans, which were approved by Nationwide Health Properties, LLC, a wholly owned subsidiary of Ventas and our sole stockholder prior to our spin-off, consist of: (a) the 2015 Incentive Plan; (b) the Director Deferred Plan; and (c) the Employee and Director Stock Purchase Plan. Under the Director Deferred Plan, our non-employee directors may receive, in lieu of all or a portion of their director fees, units that will be settled into shares of our common stock on a one-for-one basis upon termination of service. Under the Employee and Director Stock Purchase Plan, our employees and directors may purchase shares of our common stock at a discount to the market value. As of December 31, 2015, 6,809,529 shares were available for grant under the 2015 Incentive Plan, 500,000 shares were available for issuance under the Director Deferred Plan, and 1,000,000 shares were available for issuance under the Employee and Director Stock Purchase Plan. In connection with the spin-off, outstanding and unvested shares of Ventas restricted stock owned by our employees were converted into an aggregate of 125,183 shares of our restricted stock and outstanding and unexercised options to purchase Ventas common stock owned by our employees were converted into an aggregate of 1,047,501 options to purchase our common stock in a manner intended to preserve the intrinsic value of the stock or options.

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38

Stock Ownership

Directors, Director-Nominees and Executive Officers

Beneficial Ownership of Our Common Stock

The following table shows, as of March 14, 2016, the number of shares of our common stock beneficially owned by each of our directors and director-nominees, each of our named executive officers, and all of our directors, director-nominees and executive officers as a group. For purposes of this table, shares beneficially owned includes shares over which a person has or shares voting power or investment power (whether or not vested). Except as otherwise indicated in the footnotes to the table, the named persons have sole voting and investment power over the shares of our common stock shown as beneficially owned by them. Each named person is deemed to be the beneficial owner of shares of our common stock that may be acquired within 60 days of March 14, 2016 through the exercise of stock options or the settlement of stock units, if any, and such shares are deemed to be outstanding for the purpose of computing the percentage of the class beneficially owned by such person. However, any such shares are not deemed to be outstanding for the purpose of computing the percentage of the class beneficially owned by any other person. Subject to the preceding sentence, percentages are based on 83,944,027 shares of our common stock outstanding on March 14, 2016.

	Vested and		Shares
	Unvested		Subject to				Total Shares of
	Shares of		Options		Stock Units That		Common Stock
Name of Beneficial	Common		Exercisable		May Be Settled		Beneficially	Percent of
Owner	Stock		within 60 Days		within 60 Days(1)		Owned	Class
Douglas Crocker II	40,845	+	—	+	621	=	41,466	*
Timothy A. Doman	89,194	(2) +	107,948	+	—	=	197,142	*
John S. Gates, Jr.	22,732	(3) +	—	+	—	=	22,732	*
Ronald G. Geary	6,246	+	—	+	—	=	6,246	*
Raymond J. Lewis	201,080	+	810,404	+	—	=	1,011,484	1.2%
Jeffrey A. Malehorn	2,555	+	—	+	310	=	2,865	*
Dale A. Reiss	4,817	(4) +	—	+	—	=	4,817	*
Lori B. Wittman	58,845	(5) +	36,755	+	—	=	95,600	*
John L. Workman	5,442	+	—	+	—	=	5,442	*
All directors and executive officers as a group (10 persons)	485,553	+	988,184	+	931	=	1,474,668	1.7%

*	Less than 1%.

(1)	Represents units granted under the Director Deferred Plan in lieu of director fees pursuant to the director’s deferral election. Such units will be settled into shares of our common stock on a one-for-one basis upon termination of service, subject to the director’s deferral election.

(2)	Includes 4,435 shares held in trust, as to which Mr. Doman is the trustee.

(3)	Includes 20,290 shares held by Better Point Partners, LP, as to which Mr. Gates is the general partner.

(4)	Includes 2,735 shares held in trust, as to which Ms. Reiss is the trustee.

(5)	Includes 560 shares held in trust, as to which Ms. Wittman is the trustee.

Care Capital Properties 2016 Proxy Statement

Stock Ownership	39

Director and Executive Officer 10b5-1 Plans

From time to time, certain of our directors and executive officers may adopt non-discretionary, written trading plans that comply with Rule 10b5-1 under the Exchange Act (“10b5-1 plans”). These 10b5-1 plans permit our directors and executive officers to monetize their equity-based compensation in an automatic and non-discretionary manner over time and are generally adopted for estate, tax and financial planning purposes. Our Securities Trading Policy requires preclearance of any 10b5-1 plan by our legal department and provides that directors and executive officers may enter into, modify or terminate a 10b5-1 plan only during an open trading window and while not in possession of material non-public information. Moreover, any such 10b5-1 plan must include a waiting period of no less than 30 days between establishment or modification of the plan and any transaction pursuant to the plan. In addition, our Securities Trading Policy generally prohibits our directors and executive officers from entering into overlapping 10b5-1 plans.

We expect to disclose a director’s or executive officer’s entrance into, and modification or termination of, a 10b5-1 plan, and sales thereunder, on the Investors section of our website at www.carecapitalproperties.com/investors. Information on our website is not a part of this Proxy Statement.

Principal Stockholders

The following table shows, as of March 14, 2016, the number of shares of our common stock beneficially owned by each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock.

	Common Stock	Percent of
Name and Address of Beneficial Owner	Beneficially Owned	Class(1)
The Vanguard Group	11,924,445(2)	14.2%
100 Vanguard Boulevard
Malvern, PA 19355
BlackRock, Inc.	8,039,183(3)	9.6%
55 East 52nd Street
New York, NY 10055
Invesco Ltd.	7,290,561(4)	8.7%
1555 Peachtree Street NE
Suite 1800
Atlanta, GA 30309
Vanguard Specialized Funds—Vanguard REIT Index Fund	5,991,129(5)	7.1%
100 Vanguard Boulevard
Malvern, PA 19355
Brookfield Investment Management Inc.	4,339,247(6)	5.2%
Brookfield Place
250 Vesey Street, 15th Floor
New York, NY 10281

(1)	Percentages are based on 83,944,027 shares of our common stock outstanding on March 14, 2016.

(2)	Based solely on information contained in a Schedule 13G/A filed by The Vanguard Group, Inc. (“Vanguard”) on February 10, 2016. Vanguard reported that, as of December 31, 2015, it had sole voting power over 186,105 shares of our common stock, shared voting power over 67,846 shares of our common stock, sole dispositive power over 11,795,435 shares of our common stock, and shared dispositive power over 129,010 shares of our common stock. Vanguard is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. Vanguard Fiduciary Trust Company, a wholly owned subsidiary of Vanguard, is the beneficial owner of 54,803 shares of our common stock as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly owned subsidiary of Vanguard, is the beneficial owner of 205,509 shares of our common stock as a result of its serving as investment manager of Australian investment offerings.

(3)	Based solely on information contained in a Schedule 13G filed by BlackRock, Inc., for itself and for certain of its affiliates that comprise a 13D group (collectively, “BlackRock”), on January 28, 2016. BlackRock reported that, as of December 31, 2015, it had sole voting power over 7,677,258 shares of our common stock and sole dispositive power over 8,039,183 shares of our common stock. BlackRock, Inc. is a parent holding company.

(4)	Based solely on information contained in a Schedule 13G filed by Invesco Ltd., for itself and on behalf of certain of its subsidiaries (collectively, “Invesco”), on February 16, 2016. Invesco reported that, as of December 31, 2015, it had sole voting power over 4,452,100 shares of our common stock and sole dispositive power over 7,290,561 shares of our common stock. Invesco Ltd. is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and a parent holding company.

(5)	Based solely on information contained in a Schedule 13G filed by Vanguard Specialized Funds—Vanguard REIT Index Fund (“Vanguard REIT Fund”) on February 9, 2016. Vanguard REIT Fund reported that, as of December 31, 2015, it had sole voting power over 5,991,129 shares of our common stock. Vanguard REIT Fund is an investment company registered under Section 8 of the Investment Company Act of 1940.

(6)	Based solely on information contained in a Schedule 13G filed by Brookfield Investment Management Inc. (“Brookfield”) on February 16, 2016. Brookfield reported that, as of December 31, 2015, it had sole voting power over 3,497,249 shares of common stock and sole dispositive power over 4,339,247 shares of common stock. Brookfield is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940.

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40	Stock Ownership

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, officers (as defined in Rule 16a-1 under the Exchange Act) and persons who own more than 10% of the outstanding shares of our common stock to file reports of beneficial ownership and changes in such ownership with the SEC. Based solely on our records and on written representations from certain reporting persons, we believe that each person who, at any time during 2015, was a director or officer (as defined in Rule 16a-1 under the Exchange Act) of CCP or beneficially owned more than 10% of the outstanding shares of our common stock timely filed all reports required to be filed by Section 16(a) of the Exchange Act.

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41

Other Information

Quorum

The holders of a majority of the shares of our common stock outstanding as of the close of business on the record date for the Annual Meeting, March 14, 2016, must be present in person or represented by proxy to constitute a quorum to transact business at the Annual Meeting. Stockholders who abstain from voting and broker non-votes are counted for purposes of establishing a quorum. A broker non-vote occurs when a beneficial owner does not provide voting instructions to the beneficial owner’s broker or custodian with respect to a proposal on which the broker or custodian does not have discretionary authority to vote.

Who Can Vote

Only our stockholders of record at the close of business on the record date are entitled to vote at the Annual Meeting. As of that date, 83,944,027 shares of our common stock, par value $0.01 per share, were outstanding. Each share of our common stock entitles the owner to one vote on each matter properly brought before the Annual Meeting. However, certain shares designated as “Excess Shares” (generally any shares owned by a beneficial owner in excess of 9.0% of our outstanding common stock) or as “Special Excess Shares” pursuant to our Amended and Restated Certificate of Incorporation may not be voted by the record owner of those shares, but instead will be voted in accordance with Article IX of our Amended and Restated Certificate of Incorporation.

A list of all stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose reasonably related to the meeting at the Annual Meeting and during ordinary business hours for the ten days preceding the meeting at our principal executive offices located at 191 North Wacker Drive, Suite 1200, Chicago, Illinois 60606.

How to Vote

You may vote your shares in one of several ways, depending on how you own your shares:

Stockholders of Record

If you own shares registered in your name (a “stockholder of record”), you may:

Vote your shares by proxy by calling (800) 690-6903, 24 hours a day, seven days a week until 11:59 p.m. Eastern time on May 9, 2016. Please have your proxy card in hand when you call. The telephone voting system has easy-to-follow instructions and provides confirmation that the system has properly recorded your vote.

OR

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42	Other Information

Vote your shares by proxy via the website www.proxyvote.com, 24 hours a day, seven days a week until 11:59 p.m. Eastern time on May 9, 2016. Please have your proxy card in hand when you access the website. The website has easy-to-follow instructions and provides confirmation that the system has properly recorded your vote.

OR

If you have requested or receive paper copies of our proxy materials by mail, vote your shares by proxy by signing, dating and returning the proxy card in the postage-paid envelope provided. If you vote by telephone or over the Internet, you do not need to return your proxy card by mail.

OR

Vote your shares by attending the Annual Meeting in person and depositing your proxy card at the registration desk (if you have requested paper copies of our proxy materials by mail) or completing a ballot that will be distributed at the Annual Meeting.

Beneficial Owners

If you own shares registered in the name of a broker, bank or other custodian (a “beneficial owner”), follow the instructions provided by your broker, bank or custodian to instruct it how to vote your shares. If you want to vote your shares in person at the Annual Meeting, contact your broker, bank or custodian to obtain a legal proxy or broker’s proxy card that you should bring to the Annual Meeting to demonstrate your authority to vote.

If you do not instruct your broker, bank or custodian how to vote, it will have discretionary authority, under current NYSE rules, to vote your shares in its discretion on the ratification of the selection of KPMG as our independent registered public accounting firm for fiscal year 2016 (Proposal 2). However, your broker, bank or custodian will not have discretionary authority to vote on the election of directors (Proposal 1). As a result, if you do not provide instructions to your broker, bank or custodian, your shares will not be voted on Proposal 1.

Votes by Proxy

All shares that have been properly voted by proxy and not revoked will be voted at the Annual Meeting in accordance with the instructions contained in the proxy. Shares represented by proxy cards that are signed and returned, but do not contain any voting instructions, will be voted consistent with the Board’s recommendations:

FOR the election of all director-nominees named in this Proxy Statement (Proposal 1);
FOR the ratification of the selection of KPMG as our independent registered public accounting firm for fiscal year 2016 (Proposal 2); and
In the discretion of the proxy holders, on such other business as may properly come before the Annual Meeting.

Questions and Answers

What is a proxy? What is a proxy statement?

A proxy is a legal designation of a person to vote on your behalf. A proxy statement is the document we must give to you when we ask you to sign a proxy. It is required by SEC rules. Our Board has designated our Chief Executive Officer, Raymond J. Lewis, and our Executive Vice President and Chief Financial Officer, Lori B. Wittman, as proxies for the Annual Meeting. By completing and returning the enclosed proxy card, you are giving each of these officers the authority to vote your shares in the manner you indicate on your proxy card.

Who can vote at the Annual Meeting?

You are qualified to vote on all matters presented to the stockholders at the Annual Meeting if you owned shares of our common stock at the close of business on the record date, March 14, 2016.

Care Capital Properties 2016 Proxy Statement

Other Information	43

What is the difference between a stockholder of record and a beneficial owner?

The difference relates to how your ownership of our common stock is recorded. If your ownership is recorded in your name with our stock transfer agent, you are a stockholder of record. If your shares are held by (and in the name of) a broker, bank or other custodian, you are a beneficial owner of those shares.

What do I need in order to attend the Annual Meeting in person?

You are entitled to attend the Annual Meeting only if you were a stockholder of our company as of the close of business on the record date, March 14, 2016, or you hold a valid proxy for the meeting. In order to be admitted to the Annual Meeting, you must present photo identification (such as a driver’s license) and proof of ownership of shares of our common stock on the record date. Proof of ownership can be accomplished through the following:

a brokerage statement or letter from your broker or custodian with respect to your ownership of shares of our common stock on March 14, 2016;
the Notice of Internet Availability of Proxy Materials;
a printout of the proxy distribution email (if you receive your materials electronically);
a proxy card;
a voting instruction form; or
a legal proxy provided by your broker, bank or other custodian.

For the safety and security of our stockholders, we will be unable to admit you to the Annual Meeting if you do not present photo identification and proof of ownership of shares of our common stock or if you otherwise refuse to comply with our security procedures.

How do I revoke a vote?

If you are a stockholder of record, you can revoke your prior vote by proxy if you:

execute and return a later-dated proxy card before your proxy is voted at the Annual Meeting;
vote by telephone or over the Internet no later than 11:59 p.m. Eastern time on May 9, 2016;
deliver a written notice of revocation to our Corporate Secretary at our principal executive offices located at 191 North Wacker Drive, Suite 1200, Chicago, Illinois 60606, before your proxy is voted at the Annual Meeting; or
attend the Annual Meeting and vote in person (attendance by itself will not revoke your prior vote by proxy).

If you are a beneficial owner, follow the instructions provided by your broker, bank or other custodian to revoke your vote by proxy.

How are proxies solicited, and what is the cost?

We will bear the cost of soliciting proxies by or on behalf of our Board. In addition to solicitation through the mail, proxies may be solicited in person or by telephone or electronic communication by our directors, officers and employees, none of whom will receive additional compensation for these services. We may also, in the future, engage a proxy solicitor to distribute and solicit proxies on our behalf and will pay the proxy solicitor a fee plus reimbursement of reasonable out-of-pocket expenses for those services. We will also reimburse brokers and other custodians for their reasonable out-of-pocket expenses incurred in connection with distributing forms of proxies and proxy materials to beneficial owners of our common stock.

What is householding?

To eliminate duplicate mailings, conserve natural resources and reduce our printing costs and postage fees, we engage in householding and will deliver a single set of proxy materials (other than proxy cards, which will remain separate) to our stockholders who share the same address and who have the same last name or who consent in writing, unless we have received contrary instructions. If your household receives multiple copies of our proxy materials, you may request to receive only one copy by contacting Broadridge Financial Solutions, Inc. at (800) 542-1061 or in writing at Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Similarly, if your household receives only one copy of our proxy materials, you may request an additional copy by contacting Broadridge as indicated above. We will deliver the requested additional copy promptly following our receipt of your request.

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44	Other Information

Other Matters

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting will be necessary to approve any other proposal that may properly come before the Annual Meeting. Accordingly, abstentions will have the same effect as votes against any such proposal, and broker non-votes will have no effect.

Our Board is not aware of any matters that are expected to come before the Annual Meeting other than those set forth in the Notice of Meeting and described in this Proxy Statement. If any other matter should properly come before the Annual Meeting, the persons named in the accompanying form of proxy, or their substitutes, will have discretionary voting authority with respect to any such stockholder proposal.

No dissenters’ or appraisal rights are available with respect to the proposals presently being submitted to the stockholders for their consideration at the Annual Meeting.

Requirements for Submission of Stockholder Proposals, Director Nominations and Other Business

Under SEC rules, any stockholder proposal intended to be presented at the 2017 Annual Meeting of Stockholders must be received by us at our principal executive offices at 191 North Wacker Drive, Suite 1200, Chicago, Illinois 60606, not later than December 1, 2016 and meet the requirements of our Bylaws and Rule 14a-8 under the Exchange Act to be considered for inclusion in our proxy materials for that meeting. Any such proposal should be sent to the attention of our Corporate Secretary.

Under our Bylaws, stockholders must follow certain procedures to introduce an item for business or to nominate a person for election as a director at an annual meeting. For director nominations and other stockholder proposals, the stockholder must give timely notice in writing to our Corporate Secretary at our principal executive offices and such proposal must be a proper subject for stockholder action. To be timely, we must receive notice of a stockholder’s intention to make a nomination or to propose an item of business at our 2017 Annual Meeting of Stockholders at least 120 days, but not more than 150 days, prior to the anniversary of the date of the Annual Meeting (May 10, 2017). As such, any notice not received between December 11, 2016 and January 10, 2017 will be considered untimely. However, if we hold our 2017 Annual Meeting of Stockholders more than 30 days before or after such anniversary date, we must receive the notice not earlier than the 150th day prior to the 2017 Annual Meeting date, and not later than the 120th day prior to the 2017 Annual Meeting date or the tenth day following the date on which we first publicly announce the date of the 2017 Annual Meeting, whichever occurs later.

For any other meeting, we must receive notice of a stockholder’s intention to make a nomination or to propose an item of business not later than the 30th day prior to the date of such meeting or the tenth day following the date on which we first publicly announce the date of such meeting, whichever occurs later.

Notices relating to director nominations and other stockholder proposals must include (among other information, as specified in our Bylaws):

as to each person proposed to be nominated for election as a director, all information relating to that person that would be required to be disclosed in connection with the solicitation of proxies for election as a director pursuant to Section 14 of the Exchange Act;
as to each other item of business, a brief description of such business, the stockholder’s reasons for proposing such business and any material interest that the stockholder or any of the stockholder’s associates may have in such business;
as to the stockholder giving the notice, the stockholder’s associates and any proposed director-nominee: the name and address of such person; the class, series and number of all shares of our capital stock owned by such person (and the name of the record holder, if beneficially owned), the date the shares were acquired and any short interest of such person in our securities; whether and to what extent such person has engaged in any hedging or derivative transactions in our securities or has entered into any proxy, contract or understanding relating to voting our securities during the preceding 12 months; and the investment strategy or objective of such person;
to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the proposed director-nominee or other business; and
a representation that the stockholder giving the notice intends to appear in person or by proxy at the meeting.

Care Capital Properties 2016 Proxy Statement

Other Information	45

The persons appointed as proxies for our 2016 Annual Meeting will have discretionary voting authority with respect to any director nomination or other stockholder proposal that properly comes before the meeting.

Additional Information

A copy of our 2015 Form 10-K and our 2015 Annual Letter to Shareholders accompanies this Proxy Statement. Stockholders may also obtain a copy of our 2015 Form 10-K, excluding exhibits, without charge, upon request to our Corporate Secretary at Care Capital Properties, Inc., 191 North Wacker Drive, Suite 1200, Chicago, Illinois 60606. Copies of the exhibits to our 2015 Form 10-K will be provided to any requesting stockholder, provided that such stockholder agrees to reimburse us for our reasonable costs to provide those exhibits.

By Order of the Board of Directors,

Raymond J. Lewis
Chief Executive Officer

Chicago, Illinois
March 31, 2016

www.carecapitalproperties.com/investors

191 N Wacker Dr
Chicago
W Ontario St
W Ohio St
E Ohio St
W Grand Ave
E Grand Ave
W Kinzie St
W Wacker Dr
E Wacker Dr
W Randolph St
E Randolph St
Washington Blvd
W Madison St
W Monroe St
E Monroe St
W Adams St
W Van Buren St
N Michigan Ave
S Michigan Ave
N Lake Shore Dr

Care Capital Properties℠

2016 ANNUAL MEETING OF
STOCKHOLDERS

191 North Wacker Drive
Conference Center (Suite 875)
Chicago, Illinois 60606

DRIVING DIRECTIONS

From the North and Northwest (via I-90/94E) and the South and Southeast (via I-90/94W):

Take exit 51C – Washington Blvd E. Turn left (if coming from the North) or right (if coming from the South). Turn left onto North Wacker Drive. 191 North Wacker Drive is a few blocks north on North Wacker Drive on the right.

From the Southwest (via I-55N):

Take I-55N to I-90/94W. Merge onto I-90/94W. Follow the instructions above from I-90/94W.

From the West (via I-290E):

Take I-290E to I-90/94W. Merge onto I-90/94W. Follow the instructions above from I-90/94W.

CARE CAPITAL PROPERTIES, INC.
191 North Wacker Drive
Suite 1200
Chicago, Illinois 60606

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following (7) directors to terms expiring at the 2017 Annual Meeting of Stockholders
1.	Election of directors
	Nominees	For	Against	Abstain
1A	Douglas Crocker II	☐	☐	☐
1B	John S. Gates, Jr.	☐	☐	☐
1C	Ronald G. Geary	☐	☐	☐
1D	Raymond J. Lewis	☐	☐	☐
1E	Jeffrey A. Malehorn	☐	☐	☐
1F	Dale A. Reiss	☐	☐	☐
1G	John L. Workman	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:		For	Against	Abstain
2.	Ratification of the selection of KPMG LLP as the independent registered public accounting firm for fiscal year 2016	☐	☐	☐

NOTE: THE PROXIES NAMED ON THE REVERSE SIDE OF THIS PROXY CARD ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K and Annual Letter to Shareholders are available at www.proxyvote.com

CARE CAPITAL PROPERTIES, INC.
Annual Meeting of Stockholders
May 10, 2016 at 9:00 AM Central Time
This proxy is solicited by or on behalf of the Board of Directors

The undersigned, revoking all prior proxies, hereby appoints Raymond J. Lewis and Lori B. Wittman, and each of them, as proxies with full power of substitution and re-substitution, for and in the name of the undersigned, to vote all shares of common stock of Care Capital Properties, Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at 9:00 a.m. local (Central) time on Tuesday, May 10, 2016, at 191 North Wacker Drive, Conference Center (Suite 875), Chicago, Illinois 60606, and at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the meeting or any adjournment or postponement thereof. Said proxies are directed to vote on matters described in the Notice of Annual Meeting and Proxy Statement as indicated on the reverse side hereof, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment or postponement thereof. When properly executed, this Proxy will be voted as directed, but if no direction is indicated, this Proxy will be voted (1) FOR each director-nominee and (2) FOR the ratification of the selection of KPMG LLP as the independent registered public accounting firm for fiscal year 2016.

Continued and to be signed and dated on reverse side